UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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LIBERTY ALL-STAR EQUITY FUND LIBERTY ALL-STAR GROWTH FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LIBERTY ALL-STAR EQUITY FUND
LIBERTY ALL-STAR GROWTH FUND, INC.

October 2, 2006

Dear Fellow Shareholders:

The enclosed Proxy Statement discusses four proposals to be voted upon by the shareholders (the "Shareholders") of each of the above-named Liberty All-Star Funds (each a "Fund," collectively, the "Funds"). Please review the Proxy Statement and cast your vote on each of the proposals. The Board of Trustees/Directors of each Fund recommends that you vote FOR each proposal.

As discussed in more detail in the enclosed Proxy Statement, Banc of America Investment Advisors, Inc. ("BAIA"), each Fund's current fund manager, has decided to sell to ALPS Advisers, Inc. ("ALPS Advisers") its business of managing the Funds. To provide for continuity in the operation of the Funds, you are being asked to approve (1) new fund management agreements among the Funds and ALPS Advisers and (2) new portfolio management agreements between the Funds, ALPS Advisers and each of the Portfolio Managers that currently manage Fund assets. ALPS Advisers is a wholly-owned subsidiary of ALPS Holdings, Inc., a Denver, Colorado-based company that provides a wide range of fund services, including fund administration, fund distribution, and fund accounting.

Under these new agreements, ALPS Advisers and the Portfolio Managers will provide investment advisory services to each Fund on substantially the same terms and for the same fees that are currently in effect. The Funds' multi-manager structure and investment objectives will not change as a result of the sale transaction (the "Transaction"), and the senior investment advisory personnel of BAIA who currently manage the Funds are expected to continue to do so as employees of ALPS Advisers after the Transaction. The Funds' association with ALPS Advisers and its affiliates also will make available to the Funds additional resources, which could provide future benefits.

In connection with the Transaction, you are also being asked to approve (1) a proposal to elect three new trustees/directors for the Funds and (2) a policy to permit the Funds and ALPS Advisers to enter into new agreements with the Portfolio Managers, and then obtain the required shareholder approval of the new agreements at the next regularly scheduled annual meeting of the Funds. Approval of that policy would permit ALPS Advisers to continue the current practice used by the Funds to hire new Portfolio Managers.

The Transaction and each proposal are discussed in detail in the enclosed Proxy Statement. The Transaction, which is subject to various conditions, will not change the names of the Funds or alter the number of shares you own in that Fund.

THE BOARD OF TRUSTEES/DIRECTORS OF EACH FUND RECOMMENDS A VOTE FOR EACH PROPOSAL.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If we do not hear from you, our proxy solicitor, The Altman Group ("Altman"), may contact you. This will ensure that your vote is counted even if you cannot attend the special meeting in person. If you have any questions about the proposals or the voting instructions, please call Altman at 1-800-499-6377.

Very truly yours,

William R. Parmentier, Jr.
President and Chief Executive Officer

LIBERTY ALL-STAR EQUITY FUND ("Equity Fund")
LIBERTY ALL-STAR GROWTH FUND, INC. ("Growth Fund")
(Each a "Fund," collectively, the "Funds")

100 Federal Street
Boston, Massachusetts 02110
1-800-499-6377

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

November 21, 2006

To the Shareholders of the Funds:

NOTICE IS HEREBY GIVEN that a special meeting ("Meeting") of shareholders (the "Shareholders") of the Funds will be held in the America Room, 2nd Floor, at 100 Federal Street, Boston, Massachusetts on November 21, 2006 at 2:00 p.m. Boston time.

As discussed in more detail in the enclosed Proxy Statement, Banc of America Investment Advisors, Inc. ("BAIA" or "Fund Manager") recently entered into an asset purchase agreement with ALPS Holdings, Inc. ("ALPS") and ALPS Advisers, Inc. ("ALPS Advisers" or "Fund Manager") whereby BAIA will sell certain assets related to BAIA's business of providing investment advisory and certain administrative services to the Funds to ALPS Advisers (the "Transaction"), subject to certain conditions (as discussed in the enclosed Proxy Statement). ALPS Advisers is newly registered with the Securities and Exchange Commission as an investment adviser and is a wholly-owned subsidiary of ALPS, a Denver, Colorado-based company that provides a wide range of fund services, including fund administration, fund distribution, and fund accounting.

ALPS Advisers has no prior experience managing registered investment companies. However, as described in the Proxy Statement, William R. Parmentier, Jr., BAIA's Senior Vice President, and Mark T. Haley, CFA, BAIA's Vice President, who have 27 years and 20 years experience in the fund management business, respectively, and have been responsible for the day-to-day operations of the Funds for over 10 years, have entered into employment contracts with ALPS Advisers that will take effect upon the closing of the Transaction (the "Closing"). However, there can be no assurance that any particular employee of BAIA will choose to remain employed by BAIA before the Closing or by ALPS Advisers after the Closing.

Upon the Closing, each Fund's Fund Management Agreement with BAIA and each Fund's Portfolio Management Agreements with BAIA and the Portfolio Managers listed below will automatically terminate. To provide for continuity in the operation of the Funds, the Shareholders of each Fund are being asked to vote FOR the following proposals:

1.  To elect three new Trustees/Directors;

2.  To approve a new Fund Management Agreement between the Fund and ALPS Advisers to become effective upon the Closing;

3.  To approve new Portfolio Management Agreements for the Fund with ALPS Advisers and each of the current Portfolio Managers listed below to become effective upon the Closing:

Equity Fund

3a.  Chase Investment Counsel Corporation

3b.  Matrix Asset Advisers, Inc.

3c.  Pzena Investment Management, LLC

3d.  Schneider Capital Management Corporation

3e.  TCW Investment Management Company

Growth Fund

3f.  TCW Investment Management Company

3g.  M.A. Weatherbie & Co., Inc.

3h.  William Blair & Company, L.L.C.;

4.  To approve a policy to permit the Fund and ALPS Advisers to enter into Portfolio Management Agreements in advance of Shareholder approval; and

5.  To transact any other business as may properly come before the Meeting.

YOUR BOARD OF TRUSTEES/DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS.

As described in the enclosed Proxy Statement, each Fund Management Agreement provides that, following the Transaction, ALPS Advisers will provide the same investment advisory services to each Fund on substantially the same terms and the same fee rates calculated on a daily rather than a weekly basis. Likewise, each Portfolio Management Agreement provides that, following the Transaction, each Portfolio Manager will continue to provide the same sub-advisory services to each Fund on substantially the same terms and the same annual fee rates calculated on a daily rather than a weekly basis. This change to daily calculation will not have a material impact on the fees paid. Each proposal is discussed in greater detail in the enclosed Proxy Statement. You are entitled to vote at the Meeting if you owned shares of one or both of the Funds at the close of business on September 7, 2006 ("Record Date"). If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. We urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope, or help save time and postage costs and vote by telephone or through the Internet. We ask your cooperation in voting your proxy promptly.

By order of the Board of Trustees of the Equity Fund
and the Board of Directors of the Growth Fund

James R. Bordewick, Jr.
Secretary of the Funds

October 2, 2006

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the Shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q.  What is happening?

A.  Banc of America Investment Advisors, Inc. ("BAIA" or "Fund Manager") recently entered into an asset purchase agreement with ALPS Holdings, Inc. ("ALPS") and ALPS Advisers, Inc. ("ALPS Advisers" or "Fund Manager") whereby BAIA will sell certain assets related to BAIA's business of providing investment advisory and certain administrative services to Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (each a "Fund," collectively, the "Funds") to ALPS Advisers (the "Transaction"), subject to certain conditions (as discussed in the Proxy Statement). ALPS Advisers is newly registered with the Securities and Exchange Commission ("SEC") as an investment adviser and is a wholly-owned subsidiary of ALPS, a Denver, Colorado-based company that provides a wide range of fund services, including fund administration, fund distribution, and fund accounting.

ALPS Advisers has no prior experience managing registered investment companies. However, as described below and in the Proxy Statement, William R. Parmentier, Jr., BAIA's Senior Vice President, and Mark T. Haley, CFA, BAIA's Vice President, who have 27 years and 20 years experience in the fund management business, respectively, and have been responsible for the day-to-day operations of the Funds for over 10 years, have entered into employment contracts with ALPS Advisers that will take effect upon the closing of the Transaction (the "Closing"). However, there can be no assurance that any particular employee of BAIA will choose to remain employed by BAIA before the Closing or by ALPS Advisers after the Closing. The parties expect the Closing to occur in December 2006, subject to the satisfaction of certain conditions outlined in the Proxy Statement.

As a result of the Transaction, each Fund's Fund Management Agreement with BAIA and its Portfolio Management Agreements with its Portfolio Managers will automatically terminate. Therefore, in order to provide for continued management of the Funds, Shareholders of each Fund will need to approve a new Fund Management Agreement and new Portfolio Management Agreements. The Proxy Statement provides additional information about ALPS Advisers and each proposal. If Shareholders approve the proposals, the effectiveness of each is contingent upon the Closing occurring, and each proposal will become effective only upon the Closing. If the Transaction is not consummated, none of the proposals will become effective.

EACH FUND'S BOARD OF TRUSTEES/DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT.

Q.  Why are you sending me this information?

A.  You are receiving these proxy materials because you own shares in one or both of the Funds and have the right to vote on these very important proposals concerning your investment.

Q.  Why am I being asked to elect new Trustees/Directors?

A.  In connection with the Transaction, the Trustees/Directors have recommended that the Shareholders elect three new Trustees/Directors to each Fund's Board, as recommended by ALPS. One of the nominees for Trustee/Director is the President and a Director of ALPS and ALPS Advisers and, if elected, will be the only Trustee/Director on each Fund's Board who is an "interested person" (as defined in the Investment Company Act of 1940, as amended ("Investment Company Act")) ("Interested Trustee/Director"). The other two nominees for Trustee/Director currently serve as Trustees/Directors who are not "interested persons" (as defined in the Investment Company Act) ("Disinterested Trustees/Directors") of funds for which either ALPS Fund Services, Inc., a wholly-owned subsidiary of ALPS, serves as administrator or ALPS Distributors, Inc., a wholly-owned subsidiary of ALPS, serves as distributor. If all of the proposed nominees are elected, each Fund's Board will consist of seven Trustees/Directors, six of whom will be Disinterested Trustees/Directors and one of whom will be an Interested Trustee/Director.

Q.  Why am I being asked to vote on the new agreements?

A.  Completion of the Transaction will result in an assignment of each Fund's advisory contracts, and as a result, will automatically terminate each Fund's Fund Management Agreement and Portfolio Management Agreements pursuant to the Investment Company Act. To ensure that the operation of your Fund can continue without any interruption and that ALPS Advisers and each Portfolio Manager can provide your Fund with the same services that are currently being provided to your Fund, your approval of the new agreements is sought. For the Closing to occur, certain conditions must be satisfied or waived, including, among others, the approval of the new agreements by Shareholders of the Funds.

Q.  Why am I being asked to vote on a policy to permit the Funds and ALPS Advisers to enter into Portfolio Management Agreements in advance of Shareholder approval?

A.  Each Fund currently operates under an exemptive order issued by the SEC that allows the Fund and BAIA to defer Shareholder approval of a new Portfolio Management Agreement until the next annual meeting of Fund Shareholders. Upon the Closing, the Funds no longer will be able to rely on that exemptive relief because it terminates once BAIA is no longer the Funds' investment adviser. The Funds and ALPS Advisers have applied to the SEC for a new exemptive order for the same relief that may be subject to a number of additional conditions. There is no assurance that the SEC will grant the Funds and ALPS Advisers a new exemptive order. If the SEC grants the Funds and ALPS Advisers a new exemptive order, a Fund and ALPS Advisers will not be permitted to rely on the new order unless the Shareholders of the Fund have approved the operation of the Fund in a manner that permits the Fund and ALPS Advisers to enter into Portfolio Management Agreements in advance of Shareholder approval. You are being asked to approve this policy so that your Fund can operate under a new exemptive order as soon as it is issued.

Q.  How will the Transaction affect me as a Fund Shareholder?

A.  Your Fund and its investment objectives will not change as a result of the completion of the Transaction, and you will still own the same shares in the same Fund. The terms of the new agreements are substantially the same as the existing agreements. The management fee rates that the Funds currently pay for investment advisory services will be the same annual fee rates calculated on a daily rather than a weekly basis. This change to daily calculation will not have a material impact on the fees paid. The Portfolio Managers that currently manage the Funds are expected to continue to manage the Funds after the Closing. ALPS Advisers does not anticipate any changes in the senior investment advisory personnel who currently manage the Funds at the Fund Manager level. ALPS has entered into employment contracts that will take effect upon the Closing with William R. Parmentier, Jr., BAIA's Senior Vice President and Mark T. Haley, CFA, BAIA's Vice President, who are currently responsible for the Funds' day-to-day operations. However, there can be no assurance that any particular employee of BAIA will choose to remain employed by BAIA before the Closing or by ALPS Advisers after the Closing.

Q.  Will either Fund's name change?

A.  No. The name of each Fund will not change.

Q.  Will there be any Portfolio Manager changes?

A.  No. The Portfolio Managers that currently manage the Fund are expected to continue to manage the Funds after the Closing, using the same investment objectives and strategies currently in place.

Q.  Will the fees payable under the new agreements increase as a result of the Transaction?

A.  No. The proposals to approve the new agreements do not seek any increase in fee rates.

Q.  How do the Trustees/Directors of my Fund recommend that I vote?

A.  The Trustees/Directors of your Fund recommend that you vote FOR each of the proposals.

Q.  Will my Fund pay for this proxy solicitation or for the costs of the Transaction?

A.  No. The Funds will not bear these costs. BAIA and ALPS Advisers have agreed to bear any costs that would otherwise be borne by the Funds.

Q.  How do I vote my shares?

A.  For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Meeting as described in the Proxy Statement. If you wish to attend the Meeting, please notify us by calling 1-800-499-6377.

Q.  Why are two proxy cards enclosed?

A.  If you own shares of both Funds, you will receive a separate proxy card for each Fund.

Q.  Whom should I call for additional information about this Proxy Statement?

A.  If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call our proxy solicitor, The Altman Group, at 1-800-499-6377.

LIBERTY ALL-STAR EQUITY FUND ("Equity Fund")
LIBERTY ALL-STAR GROWTH FUND, INC. ("Growth Fund")
(each a "Fund," collectively, the "Funds")

100 Federal Street
Boston, Massachusetts 02110
1-800-499-6377

PROXY STATEMENT

for the Special Meeting of Shareholders
to be held on November 21, 2006

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees/Directors of the Funds to be used at the special meeting of shareholders (the "Shareholders") of the Funds to be held in the America Room on the 2nd floor of 100 Federal Street, Boston, Massachusetts on November 21, 2006 at 2:00 p.m. Boston time and at any adjournments thereof (such meeting and any adjournments being referred to as the "Meeting").

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by the Funds by the mailing on or about October 2, 2006 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees/Directors of the Funds and officers, employees and agents of the Funds' investment adviser, Banc of America Investment Advisors, Inc. ("BAIA" or "Fund Manager"), and/or its affiliates and by The Altman Group, the firm that has been engaged to assist in the solicitation of proxies. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile or other electronic means.

At the Meeting, Shareholders of each Fund will be asked:

1.  To elect three new Trustees/Directors;

2.  To approve a new Fund Management Agreement between each Fund and ALPS Advisers to become effective upon completion of the Transaction (the "Closing") as described in this Proxy Statement;

3.  To approve new Portfolio Management Agreements for each Fund with ALPS Advisers, Inc. and each of the current Portfolio Managers listed below to become effective upon the Closing as described in this Proxy Statement:

Equity Fund

3a.  Chase Investment Counsel Corporation

3b.  Matrix Asset Advisers, Inc.

3c.  Pzena Investment Management, LLC

3d.  Schneider Capital Management Corporation

3e.  TCW Investment Management Company

Growth Fund

3f.  TCW Investment Management Company

3g.  M.A. Weatherbie & Co., Inc.

3h.  William Blair & Company, L.L.C.;

4.  To approve a policy to permit the Fund and ALPS Advisers, Inc. ("ALPS Advisers" or "Fund Manager") to enter into Portfolio Management Agreements in advance of Shareholder approval; and

5.  To transact any other business as may properly come before the Meeting.

The Boards have set the close of business on September 7, 2006 as the record date ("Record Date"), and only Shareholders of record on the Record Date will be entitled to vote on these proposals at the Meeting. Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections entitled "General Information" and "Voting Information."

GENERAL OVERVIEW

The Transaction

On September 7, 2006, BAIA entered into an asset purchase agreement with ALPS Holdings, Inc. ("ALPS") and ALPS Advisers, Inc. ("ALPS Advisers") whereby ALPS Advisers has agreed to purchase certain assets related to BAIA's business of providing investment advisory and certain administrative services to the Funds (the "Transaction"). Upon the Closing, ALPS Advisers will serve as investment adviser to each Fund and ALPS Fund Services, Inc. ("ALPS Fund Services") will serve as the administrator to each Fund. ALPS Advisers and ALPS Fund Services are wholly-owned subsidiaries of ALPS, a Denver, Colorado-based company that provides a wide range of fund services, including fund administration, fund distribution, and fund accounting.

The Closing is subject to certain terms and conditions, including, among others: (1) each Fund obtaining Shareholder approval to enter into a new Fund Management Agreement and new Portfolio Management Agreements, as set forth in this Proxy Statement; and (2) BAIA and ALPS Advisers obtaining any necessary regulatory approvals. Although there is no assurance that the Closing will occur, if each of the terms and conditions is satisfied or waived, BAIA, ALPS and ALPS Advisers anticipate that the Closing will take place in December 2006.

Post-Transaction Structure and Operations

As noted above, upon the Closing, ALPS Advisers will become the investment adviser to the Funds. The Portfolio Managers that currently manage the Funds are expected to continue to manage the Funds after the Closing. ALPS Advisers does not anticipate any changes in the senior investment advisory personnel who currently manage the Funds at the Fund Manager level. ALPS has entered into employment contracts that will take effect upon the Closing with William R. Parmentier, Jr., BAIA's Senior Vice President and Mark T. Haley, CFA, BAIA's Vice President, who are currently responsible for the Funds' day-to-day operations. However, there can be no assurance that any particular employee of BAIA will choose to remain employed by BAIA before the Closing or by ALPS Advisers after the Closing.

ALPS currently does not anticipate any changes to the organization and structure of the Funds other than the addition of two new Trustees/Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended ("Investment Company Act")) ("Disinterested Trustees/Directors") and one new Trustee/Director who is an "interested person" (as defined in the Investment Company Act) ("Interested Trustee/Director") as described in Proposal 1 below, if elected by Shareholders of the Funds. Upon the Closing, the Funds will be entering into an agreement with ALPS Fund Services for the provision of administration and bookkeeping and pricing services. ALPS Fund Services will also provide broker/dealer and shareholder support services to the Funds through its existing internal support desk. The Board of each Fund will continue to make decisions regarding the independent accountants, custodian and transfer agent of the Funds. ALPS is not proposing any changes to these existing service providers at this time.

Anticipated Benefits of the Transaction

Although there can be no assurance as to any benefit resulting from the Transaction, ALPS anticipates the following possible benefits:

•  combining the fund administration, accounting, compliance and distribution experience of ALPS with the investment management personnel of the Funds may provide an environment for success;

•  the market support, shareholder services and wholesaling capabilities of ALPS should support the trading of the Funds in the secondary market;

•  ALPS employs a Director of Closed-End Funds to help develop and maintain the Funds' relationships with closed-end fund underwriters and the closed-end fund analyst community;

•  ALPS maintains a nationwide network of internal and external wholesalers focused on ALPS' closed-end fund offerings, which may increase the Funds' market exposure; and

•  affiliating with ALPS, which has made the growth of its asset management operations a key component of its business plans, is expected to provide a high level of service to the Funds.

Election of New Trustees/Directors

In connection with the Transaction, ALPS has proposed, and the Disinterested Trustees/Directors have agreed, to recommend to Shareholders the election of three new Trustees/Directors to each Fund's Board. One of the nominees for Trustee/Director is the President and a Director of ALPS and ALPS Advisers, who, if elected, will be the only Interested Trustee/Director on each Fund's Board. The other two nominees for Trustee/Director currently serve as Disinterested Trustees of funds for which either ALPS Fund Services serves as administrator or ALPS Distributors, Inc. ("ALPS Distributors"), a wholly-owned subsidiary of ALPS, serves as distributor. If all of the proposed nominees are elected by Shareholders, each Fund's Board will consist of seven Trustees/Directors, six of whom will be Disinterested Trustees/Directors and one of whom will be an Interested Trustee/Director. If elected by the Shareholders of each Fund, the new Trustees/Directors will not take office until the Closing.

New Fund Management and Portfolio Management Agreements

BAIA currently serves as investment adviser to each Fund. Upon the Closing, ALPS Advisers will become the investment adviser to each Fund and the Funds will thereby undergo a change in control. This change in control is deemed to be an "assignment" of each Fund's existing Fund Management Agreement ("Existing Fund Management Agreement") and existing Portfolio Management Agreements ("Existing Portfolio Management Agreement" and together, "Existing Agreements") under the Investment Company Act. As required by the Investment Company Act, each Fund's Existing Agreements provide for their automatic termination in the event of an assignment, and each will, therefore, terminate upon the Closing. Accordingly, Shareholders of each Fund are being asked to approve a new Fund Management Agreement ("New Fund Management Agreement") and new Portfolio Management Agreements ("New Portfolio Management Agreements" and together, "New Agreements") with substantially the same terms and the same fee rates, calculated on a daily rather than a weekly basis, as the Existing Agreements allow ALPS Advisers and the various Portfolio Managers to manage each Fund. If approved by the Shareholders of each Fund, the New Agreements will not become effective until the Closing. For each Fund, the proposal to approve the New Portfolio Management Agreements is subject to the approval of the New Fund Management Agreement. If the Transaction is not completed for any reason, the Existing Agreements will remain in effect for each Fund.

Approval of the Policy Regarding Shareholder Approval of Portfolio Management Agreements

Each Fund currently operates under an exemptive order issued by the Securities and Exchange Commission ("SEC") that allows the Fund and BAIA to defer Shareholder approval of a new Portfolio Management Agreement until the next annual meeting of Fund Shareholders. Upon the Closing, the Funds no longer will be able to rely on this exemptive relief because it terminates once BAIA is no longer the Funds' investment adviser. The Funds and ALPS Advisers have applied to the SEC for a new exemptive order for the same relief that may be subject to a number of additional conditions. There is no assurance that the SEC will grant the Funds and ALPS Advisers a new exemptive order. If the SEC grants the Funds and ALPS Advisers a new exemptive order, the Funds and ALPS Advisers will not be permitted to rely on the new order unless the Shareholders of each Fund have approved the operation of the Funds in a manner that permits the Funds and ALPS Advisers to enter into Portfolio Management Agreements in advance of Shareholder approval. Approval of this proposal is sought so that the Funds can operate under a new exemptive order as soon as it is issued. If the Transaction is not completed for any reason, the current orders will continue in effect.

PROPOSAL 1: ELECTION OF THREE NEW TRUSTEES/DIRECTORS

In connection with the Transaction, Shareholders of each Fund are being asked to vote for the election of three persons to serve as additional Trustees/Directors of each Fund. The Trustees/Directors of each Fund provide broad supervision over the affairs of the Fund, including oversight of the Fund Manager and the Fund's officers. The Fund Manager is responsible for the investment management of each Fund's assets and for providing a variety of other administrative services to each Fund. The officers of each Fund are responsible for its operations.

Nominees

The Board, including a majority of the Disinterested Trustees/Directors, has nominated George R. Gaspari, Edmund J. Burke and Richard C. Rantzow to be elected as Trustee/Director by the applicable Fund's Shareholders. Mr. Burke is the President and a Director of ALPS and ALPS Advisers and, if elected, will be the only Interested Trustee/Director on each Fund's Board. Messrs. Gaspari and Rantzow currently serve as Disinterested Trustees of funds for which either ALPS Fund Services, a wholly-owned subsidiary of ALPS, serves as administrator or ALPS Distributors, a wholly-owned subsidiary of ALPS, serves as distributor. Each person now serving as Trustee/Director will continue to serve as such following the Transaction.

Each nominee has consented to serve as Trustee/Director if elected. If any of them is unable or unwilling to do so at the time of the Meeting, proxies will be voted for such substitute as the applicable Board may recommend (unless authority to vote for the election of Trustees or Directors, as the case may be, has been withheld). If all of the nominees are elected, each Fund's Board will consist of seven Trustees/Directors, six of whom will be Disinterested Trustees/Directors and one of whom will be an Interested Trustee/Director. The nominees' appointment to each Fund's Board would take effect upon the Closing.

Shares of the Funds represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given when the enclosed proxy is executed and returned, the enclosed proxy will be voted FOR the election of each nominee.

The table below sets forth the name, address and age of each nominee, the proposed term of office (which will end on the final adjournment of the annual meeting (or special meeting in lieu thereof) held in the year set forth in the table), their principal business occupations during at least the last five years, the number of portfolios to be overseen by each nominee and their other directorships of public companies.

Name, Age (1) and Address (2)	Proposed Term of Office for the Equity Fund	Proposed Term of Office for the Growth Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex to be Overseen by Nominee	Other Directorships Held
Disinterested Nominees

Richard C. Rantzow (Age 68)	2007	2008	President and Chairman of the Board of First Funds (from 1992 to July 2006).	2	Trustee, Clough Global Allocation Fund (since 2004), Clough Global Equity Fund (since 2005) and Clough Global Opportunities Trust (since 2006).

George R. Gaspari (Age 66)	2008	2007	Financial Services Consultant (since 1996).	2	Trustee and Chairman, The Select Sector SPDR Trust (since 1998).

Name, Age (1) and Address (2)	Proposed Term of Office for the Equity Fund	Proposed Term of Office for the Growth Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex to be Overseen by Nominee	Other Directorships Held
Interested Nominee

Edmund J. Burke (3) (Age 45)	2009	2009	President and a Director of ALPS (since 2005), President and a Director of ALPS Advisers (since 2001), President and a Director of ALPS Financial Services, Inc. (1991-2005).	2	President, Financial Investors Trust (since 2001), President, Reaves Utility Income Fund (since 2004), Trustee and President, Clough Global Allocation Fund (Trustee since 2006; President since 2004), Trustee and President, Clough Global Allocation Equity Fund (Trustee since 2006; President since 2005), Trustee and President, Clough Global Opportunities Fund (since 2006).

(1)  Ages are shown as of September 1, 2006.

(2)  The address of each nominee is 1625 Broadway, Suite 2200, Denver, CO 80202.

(3)  Mr. Burke would be an "interested person" of the Funds, as defined in the Investment Company Act, because he is an officer of ALPS and ALPS Advisers.

Each Fund's Board is divided into three classes of Trustees/Directors. Each class of Trustees/Directors serves for staggered three-year terms. The term of office of a class expires at the final adjournment of the Annual Meeting of Shareholders (or special meeting in lieu thereof) each year. Since the term of office of one class will expire each year, certain nominees will serve less than three years during their initial term as Trustee/Director of each Fund.

Current Trustees/Directors

The table below sets forth the name, address and age of the current Trustees/Directors of the Funds, the year each was first elected or appointed to office, the term of office (which will end on the final adjournment of the annual meeting (or special meeting in lieu thereof) held in the year set forth in the table), their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director in the Fund Complex and their other directorships of public companies.

Name, Age (1) and Address (2)	Position with Equity Fund, Length of Service and Term of Office	Position with Growth Fund, Length of Service and Term of Office	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director (3)	Other Directorships Held
Disinterested Trustees/Directors

John A. Benning (Age 72)	Trustee; 2002; 2009	Director; 2002; 2008	Retired (since December 1999).	2	None

Thomas W. Brock (Age 59)	Trustee; 2005; 2008	Director; 2005; 2009	Chief Executive Officer, Stone Harbor Investment Partners LP (since April 2006) (formerly Adjunct Professor, Columbia University Graduate School of Business (from 1998 to 2006)).	4	None

Richard W. Lowry (Age 70)	Trustee; 1986; 2007 Chairman	Director; 1994; 2007 Chairman	Private investor since August 1987.	83	None

John J. Neuhauser (Age 63)	Trustee; 1998; 2007	Director; 1998; 2009	University Professor, Boston College (since December 2005); Academic Vice President and Dean of Faculties, Boston College (from 1999 to 2005).	83	None

(1)  Ages are shown as of September 1, 2006.

(2)  All the Trustees/Directors are members of each Fund's Audit Committee. The address of each Trustee/Director is c/o Liberty All-Star Funds, 100 Federal Street, Boston, MA 02110.

(3)  At August 31, 2006, Messrs. Lowry and Neuhauser also served as trustees of 74 open-end and 7 closed-end management investment company portfolios within the Columbia Funds group of funds. As of August 31, 2006, Mr. Brock also served as manager or director of BACAP Alternative Multi-Strategy Fund, LLC and Columbia Management Multi-Strategy Hedge Fund, LLC (the "Registered Hedge Funds"). "Fund Complex" includes the Funds, the Columbia Funds and the Registered Hedge Funds.

Principal Officers

Each person listed below currently serves as an officer of the Funds. The Board elects the Funds' officers each year. Each Fund officer holds office until his or her successor is duly elected by the Board and qualified, or his or her removal, resignation or death. Each Fund officer serves at the pleasure of the Board. Except for Messrs. Parmentier and Haley, each other person serving as an officer of the Funds is expected to resign no later than the Closing. The following table provides basic information about the officers of the Funds as of the date of this Proxy Statement, including their principal occupations during the past five years, although their specific titles may have varied over that period.

Name, Age (1) and Address (2)	Position with Fund and Year First Appointed to Office	Principal Occupation(s) During Past Five Years
William R. Parmentier, Jr. (Age 54)	President and Chief Executive Officer; 1999	Senior Vice President of BAIA since April 2005; Chief Investment Officer – External Managers of BAIA from July 1998 to March 2005; and Director of BAIA, from April 2004 to March 2005.

Mark T. Haley, CFA (Age 41)	Senior Vice President; 1999	Vice President of BAIA since April 1999.

Name, Age (1) and Address (2)	Position with Fund and Year First Appointed to Office	Principal Occupation(s) During Past Five Years
Mary Joan Hoene (Age 56)	Senior Vice President and Chief Compliance Officer; 2004	Senior Vice President and Chief Compliance Officer of funds in the Columbia Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from January 2001 to August 2004.

J. Kevin Connaughton (Age 42)	Treasurer, Chief Financial Officer and Senior Vice President; 2003	Managing Director of Columbia Management Advisors, LLC ("CMA") since February 1998.

James R. Bordewick, Jr. (Age 47)	Senior Vice President, Secretary and Chief Legal Officer; 2006	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Michael G. Clarke (Age 36)	Chief Accounting Officer and Assistant Treasurer; 2004	Managing Director of CMA since February 2001.

Jeffrey R. Coleman (Age 36)	Deputy Treasurer; 2004	Group Operations Manager of CMA since October 2004; Vice President – CDC IXIS Asset Management Services, Inc. (asset management) from August 2000 to September 2004.

Joseph F. DiMaria (Age 38)	Deputy Treasurer; 2006	Senior Compliance Manager of CMA since January 2005; Director of Trustee Administration of CMA from May 2003 to January 2005; Senior Audit Manager, PricewaterhouseCoopers from July 2000 to April 2003.

Ty S. Edwards (Age 39)	Deputy Treasurer; 2006	Vice President of CMA since 2002; Assistant Vice President and Director, State Street Corporation prior to 2002.

Barry S. Vallan (Age 37)	Controller; 2006	Vice President-Fund Treasury of CMA since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers prior to October 2002.

Ryan C. Larrenaga (Age 35)	Assistant Secretary; 2005	Assistant General Counsel, Bank of America since March 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Peter Fariel (Age 48)	Assistant Secretary; 2006	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

Julian Quero (Age 39)	Assistant Treasurer; 2006	Senior Compliance Manager of CMA since April 2002; Assistant Vice President of Taxes and Distributions of CMA from 2001 to April 2002.

(1)  Ages are shown as of September 1, 2006.

(2)  The address of each officer, other than Messrs. Parmentier and Haley and Ms. Hoene, is c/o Liberty All-Star Funds, One Financial Center, Boston, MA 02111. The address of Messrs. Parmentier and Haley and Ms. Hoene is c/o Liberty All-Star Funds, 100 Federal Street, Boston, MA 02110.

Messrs. Connaughton, Clarke, Coleman, DiMaria, Edwards, Vallan, Bordewick, Larrenaga, Fariel and Quero and Ms. Hoene hold the same offices with the Columbia Funds, which consisted of 153 open-end funds and 7 closed-end funds as of August 31, 2006. Messrs. Bordewick, Larrenaga and Fariel and Ms. Hoene hold the same offices with the Registered Hedge Funds.

During 2005, the Board of Trustees/Directors of the Funds held five meetings and the Audit Committee held four meetings. Each of these Board and Committee meetings was held jointly. All sitting Trustees/Directors were present at all meetings. Mr. Brock was appointed Trustee/Director in August and, therefore, did not attend meetings held prior to that month. The Funds do not have a formal policy on Trustee/Director attendance at annual meetings of Shareholders. None of the Trustees/Directors attended the Funds' 2006 annual Shareholder meetings.

Shareholders may communicate with the Trustees/Directors as a group or individually. Any such communications should be sent to a Fund's Board or an individual Trustee/Director in writing, c/o the Secretary of the Liberty All-Star Funds, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111-2621. The Secretary may determine not to forward any letter to the Board or a Trustee/Director that does not relate to the business of a Fund.

Audit Committee

Messrs. Benning, Brock, Lowry and Neuhauser (Committee Chairman) are members of the Audit Committee of each Fund. Each Fund's Audit Committee is comprised only of members who are Disinterested Trustees/Directors and are "independent" (as defined in the New York Stock Exchange ("NYSE") Listing Standards for trustees/directors of closed-end investment companies) of the Funds.

Each Audit Committee has adopted a written Audit Committee charter that sets forth the Audit Committee's structure, duties and powers, and methods of operation. The Audit Committee serves as an independent and objective party to monitor each Fund's accounting policies, financial reporting and internal control over financial reporting and the work of the Funds' independent registered public accountants. Each Audit Committee assists Board oversight of: (1) the integrity of each Fund's financial statements, (2) each Fund's compliance with legal and regulatory requirements, (3) the qualifications and independence of the independent registered public accounting firm (also referred to herein as the independent accountants), (4) the performance of BAIA's internal audit function, and (5) the performance of the independent accountants. Each Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants (including the resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for the Fund. A copy of the Audit Committee Charter was attached to the proxy statement regarding the annual meeting of Shareholders on April 28, 2006.

Nomination Information

Neither Fund currently has a nominating or compensation committee. Each Fund's Board does not believe that a nominating committee is necessary because, to date, the Board of each Fund has been small and composed principally or entirely of Disinterested Trustees/Directors.

When necessary or appropriate, the Disinterested Trustees/Directors of each Fund serve as an ad hoc committee for the consideration of Trustee/Director nominations. No ad hoc nominating committee of either Fund has adopted a charter. Disinterested Trustees/Directors are nominated only by an ad hoc nominating committee. Each Fund's current Trustees/Directors are not "interested persons" of the Fund under the Investment Company Act and are "independent" under NYSE Listing Standards.

The Disinterested Trustees/Directors consider prospective Trustee/Director candidates from any reasonable source, including current Disinterested Trustees/Directors, Fund management, Fund Shareholders and other persons or entities. Although the Funds do not have a formal policy, Shareholders of a Fund who wish to nominate a candidate to a Fund's Board may send information regarding prospective candidates to the Funds' Secretary at One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111-2621. The information should include evidence of the Shareholders' Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the Investment Company Act and "independent" under NYSE Listing Standards in relation to the Fund, and such other information as may be helpful to the Disinterested Trustees/Directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to a Disinterested Trustee/Director for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees/Directors of a Fund is expected to be increased and in light of anticipated vacancies. All nominations from Fund Shareholders will be acknowledged. During periods when the Disinterested Trustees/Directors are not recruiting new Board members, nominations will be maintained on file pending the active recruitment of Trustees/Directors.

The Disinterested Trustees/Directors have no formal list of qualifications for Trustee/Director nominees. However, the Disinterested Trustees/Directors may consider, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity, and substantive knowledge in areas important to the Board's operations, such as background or education in finance, accounting, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Disinterested Trustees/Directors, independence from the Funds' investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Disinterested Trustees/Directors will evaluate whether a candidate is an

"interested person" under the Investment Company Act and "independent" under NYSE Listing Standards. The Disinterested Trustees/Directors also consider whether a prospective candidate's workload should allow him or her to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board's present composition and its perceptions about future issues and needs.

The Disinterested Trustees/Directors initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Boards would be contacted by a Disinterested Trustee/Director by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Disinterested Trustees/Directors would be arranged. If the Disinterested Trustees/Directors, based on the results of these contacts, believed they had identified a viable candidate, they would air the matter with the full group of Trustees/Directors for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

Compensation of Current Trustees/Directors

The following table shows, for the year ended December 31, 2005, the compensation received from each Fund by the Trustees/Directors, and the aggregate compensation paid to the Trustees/Directors for service on the Boards of funds within the Fund Complex. Neither Fund has a bonus, profit-sharing or retirement plan.

	Aggregate Compensation from the Equity Fund	Aggregate Compensation from the Growth Fund	Total Compensation from the Fund Complex
Disinterested Trustees/Directors
John A. Benning	$24,386	$7,614	$32,000
Thomas W. Brock (1)	$13,042	$4,050	$42,842
Richard W. Lowry (1)	$32,010	$9,990	$142,500
John J. Neuhauser (1)	$26,927	$8,406	$137,833

(1) In addition to receiving compensation for their services as Trustees/Directors of the Funds, Messrs. Lowry and Neuhauser received compensation for service as Trustees/Directors of the Columbia Funds, and Mr. Brock received compensation for service as Director/Manager of the Registered Hedge Funds. As noted above, the Funds, the Columbia Funds and the Registered Hedge Funds are part of the Fund Complex.

Share Ownership

The following table shows the dollar range of shares beneficially owned by each nominee and each Trustee/Director as of December 31, 2005 (i) in each of the Funds, and (ii) in all funds overseen by the Trustee/Director in the Fund Complex.

	Dollar Range of Shares Owned in the Equity Fund (1)	Dollar Range of Shares Owned in the Growth Fund (1)	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Trustee/Director in Fund Complex
Disinterested Nominees
Richard C. Rantzow	None	None	None
George R. Gaspari	None	None	None
Interested Nominee
Edmund J. Burke	None	None	None
Disinterested Trustees/Directors
John A. Benning	Over $100,000	$10,001 - $50,000	Over $100,000
Thomas W. Brock (2)	None	None	None
Richard W. Lowry	Over $100,000	$1 - $10,000	Over $100,000
John J. Neuhauser	$1 - $10,000	$1 - $10,000	Over $100,000

(1) Securities valued as of December 31, 2005.

(2) As of September 12, 2006, the dollar range of shares beneficially owned by Mr. Brock was as follows: Over $100,000 in the Equity Fund; Over $100,000 in the Growth Fund; and Over $100,000 in all funds overseen by Mr. Brock in the Fund Complex.

Required Vote

The election of Trustees of the Equity Fund is by a plurality of the shares voting at the Meeting. The election of the Directors of the Growth Fund is by a majority vote of the shares represented in person or by proxy at the Meeting and entitled to vote.

THE BOARDS RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL 1.

PROPOSAL 2: APPROVAL OF THE NEW FUND MANAGEMENT AGREEMENT

Shareholders of each Fund are being asked to approve a New Fund Management Agreement between the Fund and ALPS Advisers. As described above, each Fund's Existing Fund Management Agreement will terminate upon the Closing. Therefore, approval of the New Fund Management Agreements is sought so that the operation of each Fund can continue without interruption. If the Transaction is not completed for any reason, the Existing Agreements will continue in effect.

Board Approval and Recommendation

On September 7, 2006, the Trustees/Directors of each Fund, all of whom are Disinterested Trustees/Directors, unanimously approved the New Fund Management Agreement for the Fund and unanimously recommended that Shareholders of each Fund approve the New Fund Management Agreement. A summary of the Board's considerations is provided below in the section entitled "Evaluation by the Boards."

Description of the Existing and New Fund Management Agreements

The form of the New Fund Management Agreement is set forth in Exhibit A to this Proxy Statement. The description of terms in this section is qualified in its entirety by reference to Exhibit A. Exhibit B shows the date of each Existing Fund Management Agreement, the date when the Existing Fund Management Agreement was last approved by the Board, the date when the Existing Fund Management Agreement was last submitted to a vote of Shareholders of each Fund, including the purpose of such submission, and the advisory fee rates under both the Existing Fund Management Agreement and the New Fund Management Agreement for each Fund.

Under each Existing Fund Management Agreement, BAIA is responsible for providing administrative services to the respective Fund, including: providing office space, communicating with shareholders and broker-dealers, compensating Fund officers who are also officers or employees of BAIA or its affiliates and supervising the provision of transfer agency, dividend disbursing, custodial and other services to the Fund. BAIA has entered into a Sub-Administration Agreement with its affiliate, Columbia Management Advisors, LLC ("CMA"), for the provision of certain administrative services to the Funds. CMA also provides pricing and bookkeeping services to the Funds under a separate Pricing and Bookkeeping Agreement ("Existing Pricing Agreement") with the Funds.

The terms of each New Fund Management Agreement are substantially the same as the terms of the respective Existing Fund Management Agreement. However, administrative, pricing and bookkeeping services will be provided to each Fund by ALPS Fund Services under a separate Administration, Bookkeeping and Pricing Services Agreement ("New Administration Agreement"). The annual fee rates for investment management and administrative services under the New Fund Management Agreements and the New Administration Agreements are the same as the annual fee rates for those services under the Existing Fund Management Agreements, though fees will be calculated on a daily rather than a weekly basis under the New Fund Management Agreements and the New Administration Agreements. ALPS has advised the Boards that it does not anticipate that the Transaction will result in any reduction in the quality of services now provided to the Funds or have any adverse effect on the ability of ALPS Advisers or ALPS Fund Services to fulfill its obligations to the Funds.

The following discussion of the New Fund Management Agreement describes both the Existing Fund Management Agreement and the New Fund Management Agreement for each Fund. The next several paragraphs briefly summarize some important provisions of the Existing and New Fund Management Agreements, but for a complete understanding of the Agreements, you should read Exhibits A and B.

Services Provided by the Fund Manager

The New Fund Management Agreement for each Fund requires the Fund Manager to provide general management services to the Fund and to provide overall supervisory responsibility for the general management and investment of each Fund's assets, subject to the review and approval of the Trustees/Directors. The Fund Manager is responsible for setting each Fund's investment program and strategies, revising the programs, as necessary, and monitoring and reporting periodically to the Trustees/Directors concerning the implementation of the programs.

The New Fund Management Agreement for each Fund provides for the Fund Manager and the Fund to appoint one or more Portfolio Managers to have full discretion and to make all determinations with respect to the investment and reinvestment of the portion of the Fund's assets assigned to that Portfolio Manager. The New Fund Management Agreement requires the Fund Manager to: (i) advise the Trustees/Directors which Portfolio Managers the Fund Manager believes are best suited to invest the assets of the Fund; (ii) monitor and evaluate the investment performance of each Portfolio Manager; (iii) allocate and reallocate the portion of the Fund's assets to be managed by each Portfolio Manager; (iv) recommend changes of or additional Portfolio Managers when deemed appropriate by the Fund Manager; (v) coordinate and monitor the investment activities of the Portfolio Managers to ensure compliance with the Fund's investment policies and restrictions and applicable laws; (vi) have full investment discretion to make all determinations with respect to the investment of the Fund's assets not then managed by a Portfolio Manager; and (vii) implement procedures reasonably designed to ensure that the Portfolio Managers comply with the Fund's investment objectives, policies and restrictions.

Term of the New Fund Management Agreement

The New Fund Management Agreement for each Fund provides that it will continue in effect for an initial period beginning on the Closing date and ending on the second anniversary of that date. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Fund's respective Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Fund's Disinterested Trustees/Directors.

Termination of the New Fund Management Agreement

The New Fund Management Agreement for a Fund may be terminated without penalty by vote of the Trustees/Directors, including a majority of the Fund's Disinterested Trustees/Directors, or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the Fund Manager, or by the Fund Manager upon sixty days' written notice to the Fund, and each terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occurs.

Liability of the Fund Manager

Each New Fund Management Agreement provides that the Fund Manager will not be liable to the Fund or its Shareholders, except for liability arising from the Fund Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

Differences between the Existing and New Fund Management Agreements

Each New Fund Management Agreement is substantially the same as the corresponding Existing Fund Management Agreement. However, as noted above, responsibility for the administrative services provided in the Existing Fund Management Agreement will instead be provided pursuant to the New Administration Agreement. In addition, the New Fund Management Agreement clarifies the investment management and other related services to be provided to the Fund by the Fund Manager and the expenses to be paid by the Fund. Also, fees will be calculated and accrued under the New Fund Management Agreements based on the Fund's average daily net assets and will be payable monthly. Under the Existing Fund Management Agreement for the Equity Fund, fees are calculated based on the Fund's average weekly net assets and are payable monthly. Under the Existing Fund Management Agreement for the Growth Fund, fees are calculated based on the Fund's average weekly net assets and are payable quarterly. Language also has been added to the New Fund Management Agreement requiring the Fund Manager to comply with various regulatory requirements and SEC interpretive releases relating to compliance programs, codes of ethics and soft dollars.

Each New Fund Management Agreement also has been revised to reflect changes resulting from the Transaction. The material terms of the New Fund Management Agreements that will be different from the terms of the Existing Fund Management Agreements are that: (1) ALPS Advisers will replace BAIA as investment adviser; (2) the dates of execution and termination will coincide with the Closing; and (3) the New Fund Management Agreement will require ALPS Advisers to implement procedures reasonably designed to ensure that the Portfolio Managers comply with each Fund's investment objectives, policies and restrictions.

Required Vote

Approval of each New Fund Management Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund, which, under the Investment Company Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

THE BOARDS RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL 2.

PROPOSAL 3: APPROVAL OF NEW PORTFOLIO MANAGEMENT AGREEMENTS

Shareholders of each Fund are being asked to approve New Portfolio Management Agreements among the relevant Fund, ALPS Advisers and each Portfolio Manager listed below.

Equity Fund

3a.  Chase Investment Counsel Corporation

3b.  Matrix Asset Advisers, Inc.

3c.  Pzena Investment Management, LLC

3d.  Schneider Capital Management Corporation

3e.  TCW Investment Management Company

Growth Fund

3f.  TCW Investment Management Company

3g.  M.A. Weatherbie & Co., Inc.

3h.  William Blair & Company, L.L.C.

As described above, each Existing Portfolio Management Agreement will automatically terminate upon the Closing. Therefore, approval of the New Portfolio Management Agreements is sought so that the operation of each Fund can continue without interruption. For each Fund, this proposal to approve New Portfolio Management Agreements is subject to the approval of the proposal to approve a New Fund Management Agreement. If the Transaction is not completed for any reason, the Existing Agreements will continue in effect.

The Multi-Manager Methodology

Each Fund allocates its portfolio assets among a number of independent investment management firms ("Portfolio Managers") recommended by the Fund Manager and approved by the Board, currently five for the Equity Fund and three for the Growth Fund. Each Portfolio Manager employs a different investment style and/or strategy, and from time to time the Fund Manager rebalances each Fund's portfolio among the Portfolio Managers. The Funds' multi-manager methodology is based on the premise that most investment management firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics, and that, because of changing investor preferences, any given investment style will move into and out of market favor and will result in better performance under certain market conditions but poorer market performance under other conditions. The Funds' multi-manager methodology seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed.

The Portfolio Managers recommended by the Fund Manager represent a blending of different styles which, in the Fund Manager's opinion, is appropriate for the Funds' investment objectives and which is sufficiently broad so that at least one of such styles can reasonably be expected to be in relative market favor in all reasonably foreseeable market conditions. The Fund Manager continuously analyzes and evaluates the investment performance and portfolios of the Funds' Portfolio Managers and from time to time recommends changes in the

Portfolio Managers. Such recommendations could be based on factors such as a change in a Portfolio Manager's investment style or a Portfolio Manager's divergence from the investment style for which it was selected, changes deemed by the Fund Manager to be potentially adverse in a Portfolio Manager's personnel or ownership or other structural or organizational changes affecting the Portfolio Manager, or a deterioration in a Portfolio Manager's investment performance when compared to that of other investment management firms employing similar investment styles. Portfolio Manager changes may also be made to change the mix of investment styles employed by the Funds' Portfolio Managers. Portfolio Manager changes, as well as rebalancings of the Funds' assets among the Portfolio Managers, may result in portfolio turnover in excess of what would otherwise be the case. Increased portfolio turnover results in increased brokerage commission and transaction costs, and may result in the recognition of additional capital gains.

Board Approval and Recommendation

On September 7, 2006, the Trustees/Directors of each Fund, all of whom are Disinterested Trustees/Directors, unanimously approved each New Portfolio Management Agreement for each Fund and unanimously recommended that Shareholders approve each New Portfolio Management Agreement relating to that Fund. A summary of the Boards' considerations is provided below in the section entitled "Evaluation by the Boards."

In accordance with the terms of an exemptive order issued to each Fund and BAIA by the SEC, the Shareholders of each Fund have previously approved each Existing Portfolio Management Agreement, other than the Existing Portfolio Management Agreement among the Equity Fund, BAIA and Chase Investment Counsel Corporation ("Chase"). BAIA continuously monitors and evaluates each Portfolio Manager on a quantitative and qualitative basis. The evaluation process focuses on, but is not limited to, the firm's philosophy, investment process, personnel and performance.

After evaluation based on the aforementioned criteria, BAIA deemed it in the best interest of the Equity Fund to terminate Mastrapasqua Asset Management, Inc. ("Mastrapasqua"), a portfolio manager of the Equity Fund since November 1, 2000, and to replace Mastrapasqua with Chase because BAIA believed that Chase's investment philosophy and management style would be more compatible with the philosophies of the Equity Fund's other Portfolio Managers. BAIA also believed that Chase's investment management process and performance record would benefit the Equity Fund. Based upon these factors and Chase's generally favorable performance record, BAIA recommended that the Board approve the Existing Portfolio Management Agreement among the Equity Fund, BAIA and Chase.

Based on the foregoing and on BAIA's quantitative and qualitative analysis, BAIA recommended, and the Equity Fund's Board of Trustees approved on May 10, 2006, the termination of the Equity Fund's portfolio management agreement with Mastrapasqua and its replacement with Chase, effective June 1, 2006. Shareholders are not being asked to approve this Existing Portfolio Management Agreement with Chase at the Meeting. Instead, Shareholder approval is sought to approve the New Portfolio Management Agreements, which are among each Fund, ALPS Advisers and each respective Portfolio Manager.

Description of the Existing and New Portfolio Management Agreements

The form of the New Portfolio Management Agreement is set forth in Exhibit C to this Proxy Statement. The description of terms in this section is qualified in its entirety by reference to Exhibit C. Exhibit D shows the date of each Existing Portfolio Management Agreement, the date when each Existing Portfolio Management Agreement was last approved by the Board with respect to each Fund, the date when each Existing Portfolio Management Agreement was last submitted to a vote of Shareholders of each Fund, including the purpose of such submission, and the advisory fee rates under both the Existing Portfolio Management Agreements and the New Portfolio Management Agreements for each Fund.

The terms of each New Portfolio Management Agreement are substantially the same as those of the respective Existing Portfolio Management Agreement. The Funds do not pay any fees under either the Existing Portfolio Management Agreements or the New Portfolio Management Agreements. All payments to a Portfolio Manager under an Existing Portfolio Management Agreement are made by BAIA and, if the New Portfolio Management Agreements are approved, will be made by ALPS Advisers. The annual fee rates to be paid by ALPS Advisers under each New Portfolio Management Agreement are the same as the annual fee rates paid by BAIA under the respective Existing Portfolio Management Agreement. However, under the New Portfolio Management Agreements, fees will be calculated on a daily rather than a weekly basis. ALPS Advisers and each Portfolio Manager have advised the Boards that they do not anticipate that the Transaction will result in any reduction in the quality of services now provided to the Funds or have any adverse effect on the ability of any Portfolio Manager to fulfill its obligations under the New Portfolio Management Agreements.

The following discussion of the New Portfolio Management Agreement describes both the Existing Portfolio Management Agreements and the New Portfolio Management Agreements for each Fund. Each New Portfolio Management Agreement matches the form in Exhibit C, except for items specific to a Fund, such as the Fund's name and fee rate. The next several paragraphs briefly summarize some important provisions of the Existing and New Portfolio Management Agreements, but for a complete understanding of the Agreements, you should read Exhibits C and D.

Services Provided by the Portfolio Managers

The New Portfolio Management Agreement for each Fund essentially provides that the Portfolio Manager, under the Board's and the Fund Manager's supervision and subject to the Fund's registration statement, will: (1) formulate and implement an investment program for the Fund's assets assigned to the Portfolio Manager; (2) decide what securities to buy and sell for the Fund's portfolio (or the portion of the Fund's portfolio managed by the Portfolio Manager); (3) select brokers and dealers to carry out portfolio transactions for the Fund (or the portion of the Fund's portfolio managed by the Portfolio Manager); and (4) report results to the Board of the Fund.

Term of the New Portfolio Management Agreements

The New Portfolio Management Agreement provides that it will continue in effect for an initial period beginning on the Closing date and ending on the second anniversary of that date. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by each Fund's respective Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of each Fund's Disinterested Trustees/Directors.

Termination of the New Portfolio Management Agreements

The New Portfolio Management Agreement for each Fund may be terminated without penalty (i) by vote of the Fund's respective Board or by vote of a majority of the outstanding voting securities of the Fund, on thirty days' written notice to the Portfolio Manager, (ii) by the Fund Manager upon thirty days' written notice to the Portfolio Manager, or (iii) by the Portfolio Manager upon ninety days' written notice to the Fund Manager and the Fund, and the New Portfolio Management Agreements terminate automatically in the event of their "assignment," as described above, or upon termination of the New Fund Management Agreement.

Liability of the Portfolio Manager

Each New Portfolio Management Agreement provides that the Portfolio Manager will not be liable to the Fund Manager, the relevant Fund or its Shareholders, except for liability arising from the Portfolio Manager's willful misfeasance, bad faith, gross negligence or violation of the standard of care established by and applicable to the Portfolio Manager in its actions under the New Portfolio Management Agreement or breach of its duty or obligations under the New Portfolio Management Agreement.

Differences between the Existing and New Portfolio Management Agreements

The New Portfolio Management Agreement for each Fund is substantially the same as the Existing Portfolio Management Agreement. However, the New Portfolio Management Agreement clarifies the portfolio management services that the Portfolio Manager will provide to the Fund and requires the Portfolio Manager to make certain additional representations and warranties. In addition, fees will be calculated and accrued daily and will be payable monthly. Under the Existing Portfolio Management Agreement for the Equity Fund, fees are calculated based on the Fund's average weekly net assets and are payable monthly. Under the Existing Portfolio Management Agreement for the Growth Fund, fees are calculated based on the Fund's average weekly net assets and are payable quarterly. Language also has been added to the New Portfolio Management Agreements requiring the Portfolio Manager to comply with various regulatory requirements relating to compliance programs.

The New Portfolio Management Agreements also have been revised to reflect changes resulting from the Transaction. The material terms of the New Portfolio Management Agreements that will be different from the terms of the Existing Portfolio Management Agreements are as follows: (1) ALPS Advisers will replace BAIA as investment adviser; (2) the dates of execution and termination will coincide with the Closing date; and (3) the New

Portfolio Management Agreement will require each Portfolio Manager to provide to the Fund and the Fund Manager summaries, certifications and reports regarding the Portfolio Manager's compliance policies and procedures.

Required Vote

Approval of each New Portfolio Management Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund, which, under the Investment Company Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

THE BOARDS RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL 3.

PROPOSAL 4: APPROVAL OF A POLICY TO PERMIT EACH FUND AND ALPS ADVISERS, INC. TO ENTER INTO PORTFOLIO MANAGEMENT AGREEMENTS IN ADVANCE OF SHAREHOLDER APPROVAL

Shareholders of each Fund are being asked to approve a policy to permit the Fund and ALPS Advisers to enter into Portfolio Management Agreements in advance of Shareholder approval.

Under the terms of an exemptive order issued to each Fund and BAIA by the SEC (collectively, the "Existing Order"), the Funds may enter into a new Portfolio Management Agreement in advance of Shareholder approval. The Existing Order requires that the new Portfolio Management Agreement provide for a fee no higher than that provided in, and be on terms and conditions substantially similar to, the Funds' Agreements with its other Portfolio Managers. The Existing Order also requires that a new Portfolio Management Agreement be approved by Fund Shareholders at the regularly scheduled annual meeting next following the date of the new Portfolio Management Agreement.

Upon the Closing, the Funds no longer will be able to rely on the Existing Order because the Existing Order terminates once BAIA is no longer the Funds' investment adviser. The Funds and ALPS Advisers have applied for a new exemptive order for the same relief, that may be subject to a number of additional conditions (the "New Order"). There is no assurance that the SEC will grant the Funds and ALPS Advisers a new exemptive order. If the SEC grants the New Order, the Funds and ALPS Advisers will not be permitted to rely on the New Order unless the Shareholders of the Funds have approved the operation of each Fund in a manner that permits the Funds and ALPS Advisers to enter into Portfolio Management Agreements in advance of Shareholder approval. Approval of this proposal is sought so that the Funds can operate under the New Order as soon as it is issued. If the Transaction is not completed for any reason, the Existing Order will continue in effect.

Board Approval and Recommendation

On September 7, 2006, the Trustees/Directors of each Fund, all of whom are Disinterested Trustees/Directors, unanimously approved the submission to Shareholders of a policy to permit the Fund and ALPS Advisers to enter into Portfolio Management Agreements in advance of Shareholder approval and unanimously recommended that Shareholders of the Fund approve this proposal.

The Board recommends approval because reliance on the New Order would facilitate the operation of the Funds by ALPS Advisers in the same manner as the Funds are operated by BAIA in reliance on the Existing Order. Fund Shareholders would continue to benefit because this type of exemptive relief reduces Fund expenses to the extent that a Fund does not have to prepare and solicit proxies each and every time the Fund and the Fund Manager enter into a Portfolio Management Agreement. The exemptive relief also permits a Fund to hire, terminate and replace Portfolio Managers more efficiently according to the judgment of the Board and ALPS Advisers.

If Shareholders approve the proposal, the Board will continue to oversee the selection and engagement of Portfolio Managers. The Board, including a majority of the Disinterested Trustees/Directors, will continue to evaluate and consider for approval all new Portfolio Management Agreements. In addition, Fund Shareholders would continue to approve each new Portfolio Management Agreement at the regularly scheduled annual meeting next following the date of the Portfolio Management Agreement. In accordance with the Investment Company Act, and the terms of the Portfolio Management Agreements, the Board, including a majority of the Disinterested Trustees/Directors, will continue to review and consider for renewal, on an annual basis, each Portfolio Management Agreement after the initial term.

Shareholder approval of this proposal will not affect the total fees paid by the Funds to ALPS Advisers or the amounts paid by ALPS Advisers to each Portfolio Manager. In addition, any new Portfolio Management Agreement will provide for a fee no higher than that provided in the Funds' existing Portfolio Management Agreements and will be on substantially the same terms and conditions as the existing Portfolio Management Agreements. In the event a new Portfolio Management Agreement that became effective pursuant to the New Order provides for fees at rates less than those provided in the existing Portfolio Management Agreements, the difference will be passed on to the Fund and its Shareholders through a corresponding voluntary reduction in the fees payable by the Fund to ALPS Advisers.

If the proposal is not approved but the Transaction is approved, it is unlikely that the Funds will be able to receive exemptive relief under Section 15(a) of the Investment Company Act allowing them to continue to operate in the current manner. However, if neither the proposal or the Transaction is approved, the Funds will be able to rely on the Existing Order.

Required Vote

Approval of the proposal to permit the Funds and ALPS Advisers to enter into Portfolio Management Agreements in advance of Shareholder approval requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund, which, under the Investment Company Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

THE BOARDS RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL 4.

EVALUATION BY THE BOARDS

Board Meetings and Considerations

The Boards met in person on July 19, 2006, August 7, 2006, and September 7, 2006 to evaluate, among other things, the Transaction, ALPS Advisers and ALPS, and to determine whether consummating the Transaction was in the best interests of the Funds' Shareholders. At each of those meetings, and throughout the process to consider the Transaction, the Board, including all of the Disinterested Trustees/Directors, was advised by its independent legal counsel.

In their consideration of the Transaction, the Board and its counsel reviewed materials furnished by BAIA and ALPS and met with senior representatives of ALPS and ALPS Advisers regarding their personnel, operations and financial condition. The Board also reviewed the terms of the Transaction and considered its possible effects on the Funds and their Shareholders. In this regard, the Trustees/Directors met with representatives of BAIA, ALPS and ALPS Advisers during board meetings and in private sessions to discuss the anticipated effects of the Transaction. During these meetings, the representatives of BAIA, ALPS and ALPS Advisers indicated their belief that the Transaction would not adversely affect (1) the continued operation of the Funds; (2) the capabilities of the senior investment advisory personnel of BAIA who currently manage the Funds to continue to provide these and other services to the Funds at the current levels as employees of ALPS Advisers; and (3) the capabilities of each Portfolio Manager to continue to provide the same level of advisory and other services to the Funds. Those representatives also indicated that they believed that the Transaction may provide certain benefits to the Funds, but also indicated that there could be no assurance as to any particular benefits that may result.

In connection with the Boards' recommendation that Shareholders approve the New Agreements required by the Transaction, the Trustees/Directors considered the following factors, in addition to the factors discussed below:

(1)  the manner in which the Funds' assets are managed will not change as a result of the Transaction, and the same people who currently manage the Funds' assets will continue to do so after the Transaction;

(2)  the material terms of the New Agreements and the agreements for the provision of administrative services to the Funds, including the fees payable by the Funds, are substantially the same as the terms of the Funds' existing agreements;

(3)  the favorable history, reputation, qualification, and background of ALPS;

(4)  the qualifications of the ALPS and ALPS Advisers personnel who will provide advisory and administrative services to the Funds;

(5)  ALPS' and ALPS Advisers' financial condition;

(6)  the fact that Fund Shareholders will not bear any costs in connection with the Transaction, inasmuch as BAIA and ALPS Advisers have committed to pay the expenses of the Funds in connection with the Transaction, including all expenses in connection with the solicitation of proxies; and

(7)  the Funds may realize benefits as a result of the Transaction, including possible benefits from the resources of ALPS that would now be available to each Fund.

Board Consideration of the New Agreements

The Investment Company Act requires that the Board of each Fund review each Fund's advisory contracts and consider whether to approve them and recommend that the Shareholders of each Fund approve them. At its meeting on September 7, 2006, the Boards, all members of which are Disinterested Trustees/Directors, conducted such a review and approved the New Fund Management Agreement between each Fund and ALPS Advisers and the separate New Portfolio Management Agreements, each among the Fund, ALPS Advisers and a Portfolio Manager.

Prior to the Boards' approval of those agreements, the Disinterested Trustees/Directors met to consider management's recommendations as to the approval of each New Agreement. As part of the process to consider those matters, legal counsel to the Disinterested Trustees/Directors requested certain information from ALPS Advisers and each Portfolio Manager. In response to these requests, the Disinterested Trustees/Directors received reports from ALPS Advisers and each Portfolio Manager that addressed specific factors to be considered by the Boards. The Boards' counsel also provided the Disinterested Trustees/Directors and the Boards with a memorandum regarding their responsibilities pertaining to the approval of each New Agreement. Based on its evaluation, each Board unanimously concluded that the terms of each New Agreement were reasonable and fair and that the approval of each New Agreement was in the best interests of the Fund and its Shareholders.

In voting to approve each New Agreement, the Boards did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by each Board, but provides a summary of the principal matters it considered. The Boards considered whether each New Agreement would be in the best interests of the respective Fund and its Shareholders, based on: (1) the nature, extent and quality of the services to be provided under the New Agreement; (2) the investment performance of the Fund; (3) the expenses borne by the Fund (including management fees and other expenses), the fees charged by ALPS and the Portfolio Managers to the Fund and to their other clients, as applicable, and projected profits to be realized by ALPS Advisers and its affiliates from their relationships with the Fund; (4) the fact that economies of scale may be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of Shareholders; (5) potential fall-out benefits to ALPS Advisers and each Portfolio Manager from their relationships with the Fund; and (6) other general information about ALPS Advisers and each Portfolio Manager. The following is a summary of the Boards' consideration and conclusions regarding these matters.

Nature, Extent and Quality of the Services to be Provided

The Boards considered the nature, extent and quality of the services to be provided by ALPS Advisers, including portfolio manager selection, evaluation and monitoring, and the portfolio management services to be provided by each Portfolio Manager, in light of the investment objective of the respective Fund. The Boards considered that, following the Transaction, the same senior investment advisory personnel that currently provide advisory services to each Fund at the Fund Manager level are expected to continue to provide these services to each Fund as employees of ALPS Advisers. In that regard, the Boards considered the long-term history of care and conscientiousness in the management of each Fund provided by that personnel, which would continue to be provided following the Transaction. The Boards also considered each Portfolio Manager's demonstrated consistency in investment approach. The Boards reviewed the background and experience of (1) the current BAIA personnel to be employed by ALPS Advisers and to be responsible for portfolio manager selection, evaluation and monitoring for each Fund and (2) the Portfolio Manager personnel responsible for managing the portfolio of the respective Fund. The Boards also considered the compliance records of ALPS and each Portfolio Manager. Finally, the Boards also considered its and the Funds' long association with the current BAIA personnel to be employed by ALPS Advisers, the relationships those BAIA personnel maintain with the Portfolio Managers, and the ability of those personnel to evaluate the services provided by the Portfolio Managers.

The Boards concluded that the nature, extent and quality of the services to be provided by ALPS Advisers and the respective Portfolio Managers to the respective Funds were appropriate and consistent with the terms of the respective New Agreements and that each Fund was likely to benefit from services provided under the New Agreements. The Boards also concluded that the quality of the services provided by the senior advisory personnel to be employed by ALPS Advisers and by the Portfolio Managers had been consistent with or superior to quality norms in the industry, and that ALPS Advisers and the respective Portfolio Managers would have sufficient personnel, with the appropriate education and experience, to serve each Fund effectively. The Boards also concluded that the Portfolio Managers had demonstrated a continuing ability to attract and retain well-qualified personnel, and that the structure of ALPS Advisers' operations was sufficient to retain and properly motivate the Funds' current senior advisory personnel who were to be employed by ALPS Advisers. Finally, the Boards concluded that the financial condition of ALPS Advisers and of each respective Portfolio Manager was sound.

Investment Performance

At the time of the annual renewal of the Fund's advisory contracts earlier in the year, the Boards reviewed the long-term and short-term investment performance of each Fund as of year end 2005 and of other investment companies and other accounts managed by the Portfolio Managers. In that connection, the Boards also considered the long-term and short-term investment performance of the existing senior investment advisory personnel of BAIA who will continue to manage the Funds as ALPS employees, in the absence of any investment performance data for ALPS Advisers. The performance information previously provided demonstrated to the Boards a generally consistent pattern of favorable long-term performance of each Fund. Among other information addressed, the Equity Fund's Board considered the fact that the Equity Fund's NAV returns outperformed the S&P 500 Index and the Lipper Large-Cap Core Mutual Fund Average during the one-, three- and five-year periods. Similarly, the Growth Fund's Board considered the fact that the Growth Fund's NAV returns trailed the Lipper Multi-Cap Growth Average during the one- and three-year periods and the Russell 3000 Growth Index during the one-year period. However, the Growth Fund's Board also considered the fact that the Growth Fund's NAV returns outperformed the Lipper Multi-Cap Growth Average in the five-year period and the Russell 3000 Growth Index in the three- and five-year periods.

Costs of the Services to be Provided to the Funds and the Projected Profits to be Realized by ALPS Advisers from its Relationship with the Funds

The Boards reviewed the fees to be paid by each Fund to ALPS Advisers and the fees to be paid by ALPS Advisers to the Portfolio Managers, noting that the rates of fees to be paid under the New Agreements are the same fee rates the Funds currently pay. In that regard, the Boards noted that they had reviewed comparative fee information at the time of the annual renewal of the Fund's advisory contracts earlier in the year, including information about (1) the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Funds and (2) the fees charged by the Portfolio Managers to their other client accounts, including institutional accounts. At that time, the Boards considered the fact that each Fund's fees were generally comparable to the fees charged to similar closed-end funds. The Boards noted that currently ALPS Advisers does not manage other accounts. The Boards also considered that the Portfolio Managers would be paid by ALPS Advisers, not the Funds. Further, the Boards also considered the differences in the level of services provided and the differences in responsibility of the Portfolio Managers to each Fund and to other accounts. The Boards also noted that each Fund's fee schedule has breakpoints at which the advisory fee rate declines as the Fund's assets increase above the breakpoint, and further noted that those schedules would remain unchanged under the New Agreements. The Boards concluded that the management fees payable by each Fund to ALPS Advisers and the fees payable by ALPS Advisers to the Portfolio Managers were reasonable in relation to the nature and quality of the services expected to be provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies and the fees the Portfolio Managers charge to other clients.

Projected Profitability and Costs of Services to ALPS Advisers

The Boards reviewed reports of the financial position of each of the Portfolio Managers at the time of the annual renewal of the Fund's advisory contracts, and in that regard noted that the rates of fees payable to the Portfolio Managers under the New Agreements were unchanged from the current agreements. The Boards considered the projected profitability of ALPS' overall relationship with the Funds, which included fees payable to ALPS Advisers for advisory services as well as fees payable to other ALPS affiliates for non-advisory services, and concluded that the projected profitability of ALPS was reasonable in relation to the services to be provided and to the costs of providing services to each Fund. The Boards also considered the potential "fall-out" benefits (including the receipt of research products and services from unaffiliated brokers) that ALPS Advisers or the Portfolio Managers might receive in connection with their association with the Funds, and acknowledged each Portfolio Manager's well-established stand-alone management relationships independent of each Fund and the regulatory risks each assumed in connection with the management of each Fund.

Extent of Economies of Scale as the Funds Grow and Whether Fee Levels Reflect Economies of Scale

The Boards reviewed the Funds' management fee schedules and the breakpoints in the schedule and concluded that the fee schedules reflect certain economies of scale that may be realized by ALPS Advisers as the assets of each Fund increase.

Based on their evaluation, the Boards unanimously concluded that the terms of the New Agreements are reasonable, fair and in the best interests of each Fund and its Shareholders. The Boards believe that the New Agreements will enable each Fund to continue to enjoy the high-quality investment management and sub-advisory services it has received in the past from its Fund Manager and each Portfolio Manager, at fee rates identical to the present rates, which the Boards deem appropriate, reasonable and in the best interests of each Fund and its Shareholders. The Board unanimously voted to approve and to recommend to the Shareholders of each Fund that they approve the New Agreements.

Section 15(f) of the Investment Company Act

Section 15(f) of the Investment Company Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an "unfair burden" may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term "unfair burden," as defined in the Investment Company Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" of the adviser (as defined in the Investment Company Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the transaction, at least 75% of the members of the investment company's board of trustees/directors cannot be "interested persons" (as defined in the Investment Company Act) of the investment adviser or its predecessor.

Although the Transaction involves a sale of a portion of the business of BAIA rather than the sale of an interest in BAIA, BAIA and ALPS Advisers intend for the Transaction to come within the safe harbor provided by section 15(f). The Boards have not been advised by BAIA, ALPS or ALPS Advisers of any circumstances arising from the Transaction that might result in the imposition of an "unfair burden" on any Fund. Moreover, ALPS Advisers has agreed that, for two years after the consummation of the Transaction, ALPS Advisers will use reasonable best efforts to refrain from imposing, or agreeing to impose, any unfair burden on the Fund. At the present time, 100% of the Trustees/Directors are classified as Disinterested Trustees/Directors and following the Transaction, all but one of the Trustees/Directors will be classified as such. ALPS Advisers has agreed to use its reasonable best efforts to ensure that at least 75% of the Trustees/Directors are not "interested persons" (as defined in the Investment Company Act) of ALPS Advisers or BAIA during the three-year period after the completion of the Transaction.

INFORMATION ABOUT THE FUND MANAGER AND AFFILIATES

ALPS and its Affiliates

ALPS, located at 1625 Broadway, Suite 2200, Denver, Colorado 80202, was founded in 1985 as a provider of fund administration and fund distribution services. Since then, ALPS has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. ALPS conducts its business through two wholly-owned subsidiaries: ALPS Fund Services, a service company and SEC-registered transfer agent; and ALPS Distributors, an NASD-registered broker-dealer, currently registered in all 50 states. ALPS' investment advisory business (including management of the Funds) will be conducted through a third wholly-owned subsidiary, ALPS Advisers, which is newly registered as an investment adviser with the SEC. ALPS and its affiliates provide fund administration services to funds with assets in excess of $13 billion and distribution services to funds with assets of more than $120 billion.

In September 2005, ALPS completed a recapitalization sponsored by Lovell Minnick Partners LLC. Lovell Minnick Partners LLC is a financial services focused private equity firm that controls and manages private equity partnerships with over $350 million in committed capital. Lovell Minnick Equity Partners II LP owns 79.96% of ALPS. Lovell Minnick Equity Advisors II LLC is the sole general partner of Lovell Minnick Equity Partners II LP. Lovell Minnick Partners LLC is the sole managing member of Lovell Minnick Equity Advisors II LLC. Lovell Minnick Holdings LLC is the sole managing member of Lovell Minnick Partners LLC. Jeffrey D. Lovell and James E. Minnick control Lovell Minnick Holdings LLC by virtue of their equity interests in this entity. The address for each entity and person listed in this paragraph, except ALPS, is 550 Deep Valley Drive, Suite 293, Rolling Hills Estates, CA 90274.

Information regarding the principal executive officer, directors and certain other officers of ALPS Advisers is attached in Exhibit E.

BAIA and its Affiliates

BAIA, 100 Federal Street, Boston, Massachusetts 02110, is a wholly-owned subsidiary of Bank of America, N.A., which is an indirect subsidiary of Bank of America Corporation. BAIA is an SEC-registered investment adviser that provides investment advisory and certain administrative services to the Funds, other closed-end funds and privately placed funds. BAIA also provides services for investment advisory programs offered by certain of its affiliates.

BAIA has delegated certain of its administrative responsibilities under the Existing Fund Management Agreements to its affiliate CMA, One Financial Center, Boston, Massachusetts 02111, as the sub-administrator. CMA is also responsible for providing pricing and bookkeeping services for the Funds under the Existing Pricing Agreement.

Information regarding the principal executive officer, directors and certain other officers of BAIA is attached in Exhibit F. Information regarding the management and administration fees paid to BAIA, and the bookkeeping and pricing fees paid to CMA, during the Funds' most recently completed fiscal year, is also attached in Exhibit F. There were no other material payments by the Funds to BAIA or any of its affiliates during that period.

INFORMATION ABOUT THE PORTFOLIO MANAGERS

Equity Fund Portfolio Managers

Information for each Equity Fund Portfolio Manager regarding its principal executive officer, directors and certain other officers, 10% beneficial owners and other funds managed by the Portfolio Manager in a manner similar to the portion of the Fund allocated to the Portfolio Manager, including the management fees payable by those funds, is attached in Exhibit G. Information regarding the advisory fees paid to each Equity Fund Portfolio Manager during the Equity Fund's most recently completed fiscal year is also attached in Exhibit G.

Chase Investment Counsel Corporation ("Chase"), located at 300 Preston Avenue, Suite 403, Charlottesville, VA 22902-5091, is an independent firm founded in 1957. Chase is 100% owned by its investment professionals. As of December 31, 2005, Chase had approximately $5 billion in assets under management.

Matrix Asset Advisers, Inc. ("Matrix"), located at 747 Third Avenue, New York, NY 10017, is an independently owned firm founded in 1986 by David A. Katz and John M. Gates. Mr. Katz serves as President and Chief Investment Officer of Matrix and manages the portion of the Equity Fund's portfolio assets that is assigned to Matrix. Prior to co-founding Matrix in 1986, Mr. Katz was with Management Asset Corporation. Matrix is 100% employee-owned. As of December 31, 2005, Matrix had approximately $1.8 billion in assets under management.

Pzena Investment Management, LLC ("Pzena"), located at 120 West 45th Street, New York, NY 10036, is an independently owned firm founded in 1995 by Richard S. Pzena. Mr. Pzena serves as Managing

Principal and Chief Investment Officer of Pzena and, together with John Goetz (Managing Principal, Research) and Antonio DeSpirito III (Managing Principal, Large Cap Value), manages the portion of the Equity Fund's assets that is assigned to Pzena. Prior to founding Pzena in 1995, Mr. Pzena was Director of U.S. Equity Investment and Chief Research Officer for Sanford C. Bernstein & Company. Pzena is 75% owned by Pzena employees and 25% owned by private investors, none of whom hold any voting securities of the firm. As of December 31, 2005, Pzena had approximately $16.8 billion in assets under management.

Schneider Capital Management Corporation ("Schneider"), located at 460 East Swedesford Road, Wayne, PA 19087, is an independently owned firm founded in 1996 by Arnold C. Schneider III. Mr. Schneider serves as President and Chief Investment Officer of Schneider and manages that portion of the Equity Fund's portfolio assigned to Schneider. Prior to founding Schneider, Mr. Schneider was a Senior Vice President and Partner of the Wellington Management Company. Schneider is 100% employee-owned. As of December 31, 2005, Schneider had approximately $4.3 billion in assets under management.

TCW Investment Management Company ("TCW"), located at 865 South Figueroa Street, Los Angeles, CA 90017, was established in 1971. TCW Group's direct and indirect subsidiaries, including TCW, provide a variety of trust, investment management and investment advisory services. Societe Generale Asset Management, S.A, a wholly-owned subsidiary of Societe Generale, owns 75% of the TCW Group and is located at 92708 place de la Corpole, 92078 Paris, France. Societe Generale is located at 29 Boulevard Haussman, 75009, Paris, France. The employees, management and other shareholders of the TCW Group own the remaining 25% of the company. As of December 31, 2005, TCW and its affiliates had approximately $125 billion in assets under management or committed to management.

Growth Fund Portfolio Managers

Information for each Growth Fund Portfolio Manager regarding its principal executive officer, directors and certain other officers, 10% beneficial owners and other funds managed having investment objectives similar to those of the Growth Fund, including the management fees payable by those funds, is attached in Exhibit H. Information regarding the advisory fees paid to each Growth Fund Portfolio Manager during the Growth Fund's most recently completed fiscal year is also attached in Exhibit H.

M.A. Weatherbie & Co., Inc. ("Weatherbie"), located at 265 Franklin Street, Boston, Massachusetts 02110, is a registered investment adviser founded in 1995 by Matthew A. Weatherbie. Mr. Weatherbie is the principal executive officer and serves as President of Weatherbie. In addition to Mr. Weatherbie being the senior principal, there are five other principals, five research analysts, a trader and a director of administration. Weatherbie is 100% employee-owned and operated with a partnership philosophy. As of December 31, 2005, Weatherbie had approximately $2.1 billion in assets under management.

William Blair & Company, L.L.C. ("Blair"), located at 222 West Adams Street, Chicago, Illinois 60606, is a registered investment adviser. Blair is also an investment banker and broker-dealer firm registered under the Securities Exchange Act of 1934. Blair was founded over 50 years ago by William McCormick Blair and currently has more than 170 principals and approximately 850 employees at offices in Chicago, San Francisco, London, Liechtenstein and Zurich. The main office in Chicago houses all investment banking, research and investment management services. As of December 31, 2005, Blair had approximately $33.6 billion in assets under management.

TCW Investment Management Company See disclosure for TCW above under heading "Equity Fund Portfolio Managers."

Portfolio Transactions and Brokerage

Each of the Funds' Portfolio Managers has discretion to select brokers and dealers to execute portfolio transactions initiated by that Portfolio Manager for the portion of a Fund's portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The Portfolio Management Agreements with the Funds provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for the Funds.

The Portfolio Managers are authorized to cause the Funds to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting the same transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including the Fund) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

In addition, under their Existing Portfolio Management Agreements with the Funds and BAIA, and the New Portfolio Management Agreements with the Funds and ALPS Advisers, in selecting brokers or dealers to execute portfolio transactions for the Funds, the Portfolio Managers are authorized to consider (and the Fund Manager may request them to consider) brokers or dealers that provide to the Fund Manager, directly or through third parties, research products or services such as research reports; portfolio analyses; compilations of securities prices, earnings, dividends and other data; computer software, and services of one or more consultants. The commissions paid on such transactions may exceed the amount of commission another broker would have charged for effecting that transaction. Research products and services made available to the Fund Manager include: performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; and related computer software; all of which are used by the Fund Manager in connection with its selection and monitoring of Portfolio Managers, the assembly of an appropriate mix of investment styles, and the determination of overall portfolio strategies.

The Fund Manager from time to time reaches understandings with each of the Funds' Portfolio Managers as to the amounts of the Funds' portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to the Fund Manager and the commissions to be charged to the Funds in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the market for the types of securities managed by them and other factors.

Although the Funds do not permit a Portfolio Manager to act or to have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided that the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in accordance with the Funds' procedures adopted pursuant to Rule 17e-1 under the Investment Company Act.

On February 15, 2000, the SEC granted the Funds exemptive relief from the requirements of Sections 10(f), 17(a) and 17(e) and Rule 17e-1 under the Investment Company Act to permit (1) broker-dealers which are, or are affiliated with, Portfolio Managers of the Funds to engage in principal transactions with, and provide brokerage services to, portion(s) of the Funds advised by another Portfolio Manager, and (2) the Funds to purchase securities either directly from a principal underwriter which is an affiliate of a Portfolio Manager or from an underwriting syndicate of which a principal underwriter is affiliated with a Portfolio Manager of the Funds. The Funds now rely on Rule 17a-10 under the Investment Company Act instead of this exemptive relief.

For the most recently completed fiscal year, the aggregate amount of commissions paid to any affiliated broker-dealer was $7,949 for the Equity Fund and $2,605 for the Growth Fund. The percentage of each Fund's aggregate brokerage commissions paid to an affiliated broker-dealer was 0.46% for the Equity Fund and 1.2% for the Growth Fund.

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Investment Adviser and Administrator

BAIA, 100 Federal Street, Boston, Massachusetts 02110, is the investment adviser and administrator for each Fund. Certain of BAIA's administrative responsibilities to the Funds have been delegated to its affiliate CMA, One Financial Center, Boston, Massachusetts 02111.

Following the Transaction, ALPS Advisers, 1625 Broadway, Suite 2200, Denver, Colorado 80202, will serve as investment adviser for each Fund. ALPS Fund Services, 1625 Broadway, Suite 2200, Denver, Colorado 80202, will serve as administrator to each Fund.

Independent Registered Public Accounting Firm

Financial statements for the Funds' fiscal year ended December 31, 2005 were audited by PricewaterhouseCoopers LLP ("PwC"). PwC serves as the independent registered public accounting firm ("independent accountants") for each Fund and provides audit services, audit-related services, tax services and/or other services to the Funds, to BAIA and to affiliates of BAIA. The Boards of Trustees/Directors of the Funds have selected PwC as the independent accountants for the Funds for the fiscal year ending December 31, 2006. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Pre-Approval of Audit and Non-Audit Services

Each Fund's Audit Committee is required to pre-approve the engagement of the Fund's independent accountants to provide audit and non-audit services to the Fund and non-audit services to BAIA or any entity controlling, controlled by or under common control with BAIA that provides ongoing services to the Fund ("BAIA Affiliates"), if the engagement relates directly to the operations or financial reporting of the Fund, including the fees and other compensation to be paid to the independent accountants.

The Funds' Audit Committees have adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services ("Policy"). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the Fund's independent accountants to provide: (i) audit and permissible audit-related, tax and other services to the Funds; (ii) non-audit services to BAIA and BAIA Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to BAIA and BAIA Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committees if it is to be provided by the independent accountants. Pre-approval of non-audit services to the Funds, BAIA or BAIA Affiliates may be waived provided that the "de minimis" requirements set forth in the SEC's rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committees may delegate pre-approval authority to any pre-designated member or members who are Disinterested Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Fund's Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth for each Fund the aggregate fees billed by PwC for the Fund's last two fiscal years for professional services rendered for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to BAIA and BAIA Affiliates that relate directly to the Fund's operations and financial reporting under the following captions:

(i)  Audit Fees – fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii)  Audit-Related Fees – fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports and comfort letters.

(iii)  Tax Fees – fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and reviews of calculations of required distributions to avoid excise tax.

(iv)  All Other Fees – fees for products and services provided to each Fund by PwC other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees." For each Fund's last two fiscal years, no fees were billed by PwC that would be disclosed under the caption "All Other Fees" to either Fund or to BAIA or any BAIA Affiliates.

During the Funds' fiscal years ended December 31, 2004 and 2005, no services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All of the audit fees, audit-related fees and tax fees billed by PwC for the fiscal years ended December 31, 2004 and 2005 were pre-approved by each Fund's Audit Committee.

	Fiscal Year	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Equity Fund	2004	$38,700	$4,000	$2,600	$0
	2005	$36,400	$4,200	$4,600	$0
Growth Fund	2004	$24,700	$4,000	$2,600	$0
	2005	$25,900	$4,200	$4,600	$0
BAIA & BAIA Affiliates (relating directly to the operating and financial reporting of the Equity Fund)	2004 2005	$0 $0	$0 $0	$0 $0	$0 $0
BAIA & BAIA Affiliates (relating directly to the operating and financial reporting of the Growth Fund)	2004 2005	$0 $0	$0 $0	$0 $0	$0 $0

The aggregate non-audit fees billed by PwC for the fiscal years ended December 31, 2004 and 2005 for services rendered to: (a) the Equity Fund and BAIA and BAIA Affiliates (providing ongoing services to the Equity Fund) were $6,600 and $8,800, respectively; and (b) the Growth Fund and BAIA and BAIA Affiliates (providing ongoing services to the Growth Fund) were $6,600 and $8,800, respectively.

Each Fund's Audit Committee has determined that the provision by PwC of non-audit services to BAIA and/or BAIA Affiliates that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Fund) was compatible with maintaining the independence of PwC as the Fund's independent accountants. All services provided by PwC to a Fund, BAIA or a BAIA Affiliate for 2004 and 2005 that were required to be pre-approved by the Audit Committee were pre-approved.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, there were 154,598,224 outstanding shares of beneficial interest of Equity Fund and 27,250,328 outstanding shares of common stock of Growth Fund. To the knowledge of the Funds, on the Record Date for the Meeting, no Shareholder owned beneficially, as defined by Rule 13d-3 under the Securities Exchange Act of 1934, more than 5% of the outstanding shares of either Fund. As of August 31, 2006, the following persons were known to own of record more than 5% of the outstanding securities of the Funds:

Fund	Name and Address of Beneficial Owner	# of Shares Owned of Record	% of Class of Shares Owned
Equity Fund	CEDE & CO c/o Depository Trust Company Box 20 New York, NY 10004	149,977,612	97.01%

Growth Fund	CEDE & CO c/o Depository Trust Company Box 20 New York, NY 10004	24,784,061	90.95%

Since the beginning of each Fund's most recently completed fiscal year, no Trustee/Director or any nominee has purchased or sold securities exceeding 1% of the outstanding securities of any class of Bank of America, ALPS or their subsidiaries.

As of December 31, 2005, no Disinterested Trustee/Director or nominee or any of their immediate family members owned beneficially or of record any class of securities of Bank of America Corporation, BAIA, another investment adviser, sub-adviser or portfolio manager of either of the Funds or any person controlling, controlled by or under common control with any such entity (except as noted in the next paragraph).

During the past five calendar years, Mr. Lowry has had a material interest in a trust (approximately $4.2 million as of December 31, 2005), which owns units of a limited partnership whose investments are managed by Weatherbie, a Portfolio Manager of the Growth Fund, and whose general partner is Weatherbie Limited Partnership. Mr. Benning also has had a material interest in that trust (approximately $1.3 million as of December 31, 2005).

Payment of Solicitation Expenses

BAIA and ALPS Advisers will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. The Altman Group, a proxy solicitation firm, has been engaged to assist in the solicitation of proxies. The aggregate cost of retaining such proxy solicitation firm is expected to be about $10,000 plus expenses in connection with the solicitation of proxies. BAIA and ALPS Advisers will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the shareholders.

Other Matters to Come Before the Meeting

The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote. However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Trustees/Directors of the Funds may be voted only in person or by written proxy.

Submission of Certain Shareholder Proposals

Under the SEC's proxy rules, Shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy material for a particular annual shareholders meeting. Under the foregoing proxy rules, proposals submitted for inclusion in the proxy material for the 2007 Annual Meeting must be received by the Funds on or before November 20, 2006. The fact that the Funds receive a Shareholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion. You may submit Shareholder proposals to the Secretary of the Funds, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111-2621.

Shareholders who wish to make a proposal at a Fund's 2007 Annual Meeting that will not be included in the Funds' proxy materials must notify the Fund on or before February 2, 2007. If a Shareholder who wishes to submit a proposal fails to timely notify the Fund, the proxies solicited for the meeting will have discretionary authority to vote on the Shareholder's proposal if it is properly brought before the meeting. If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.

Shareholder Reports

Each Fund has previously sent its most recent Annual Report dated December 31, 2005 and Semi-Annual Report dated June 30, 2006 to its Shareholders. You may obtain a copy of either report, free of charge, by writing to the Funds c/o Banc of America Investment Advisors, Inc. at 100 Federal Street, Boston, Massachusetts 02110, or by calling 1-800-241-1850.

VOTING INFORMATION

Voting Rights

Only Shareholders of record of a Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. Each Fund's Shareholders will vote separately on each proposal with respect to that Fund. If you are a Shareholder of more than one Fund, you will be voting on each proposal separately with respect to each Fund in which you hold shares.

Each proxy solicited by the Boards of Trustees/Directors which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. If no instructions are marked on the proxy card(s), the proxy will be voted FOR each proposal. Any proxy may be revoked at any time prior to its use by written notification received by the Funds' Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person. Any letter of revocation or later-dated proxy must be received by the Funds prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

The Funds expect that broker-dealer firms holding shares of the Funds in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal at the Meeting. The Funds understand that, under the rules of the NYSE, such broker-dealers may grant authority to the proxies designated by the Funds to vote on Proposals 1 and 4 for the Funds if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

For Proposals 2 and 3, the Funds understand that the NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms' request for voting instructions may not vote such customer's shares on a new investment advisory contract. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to Proposal 2 regarding the New Fund Management Agreements or Proposal 3 regarding the New Portfolio Management Agreements. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner's shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the applicable proposal.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. If a proposal must be approved by a percentage of votes cast on the proposal, which is the case for the election of Trustees of the Equity Fund, abstentions and broker non-votes will not be counted as "votes cast" on the proposal and will have no effect on the result of the vote. However, if a proposal must be approved by a percentage of shares present at the Meeting and entitled to be cast, which is the case for the election of Directors of the Growth Fund, the effect of an abstention or broker non-vote will be the same as votes against the proposal because an absolute percentage of affirmative votes is required, regardless of the number of votes cast, and neither an abstention nor a broker non-vote is an affirmative vote. "Broker non-votes" occur where: (i) shares are held by brokers or nominees, typically in "street name"; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

Quorum; Adjournment

For each Fund, a majority of the shares outstanding on the Record Date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the Shareholders of that Fund at the Meeting. In the event a quorum is present at the Meeting, but sufficient votes to approve a proposal have not been received or in the discretion of such persons, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A Shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting (including abstentions and broker non-votes) in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such adjournment and will vote those proxies required to be voted for rejection of such proposal against any such adjournment. In the event of an adjournment, no notice is required other than, in the case of the Growth Fund, an announcement at the meeting at which adjournment is taken.

Vote Required

The election of the Trustees of the Equity Fund is by a plurality of the shares voting at the Meeting. Since three Trustees of the Equity Fund are to be elected, the three persons who receive the highest number of votes cast at the Meeting will be elected. The election of the Directors of the Growth Fund is by a majority vote of the shares represented in person or by proxy at the Meeting and entitled to vote. Since three Directors of the Growth Fund are to be elected, the three Directors who receive a majority of the votes entitled to be cast at the Meeting will be elected. The new Trustees/Directors elected by Shareholders will not take office until the Closing.

Shareholders of each Fund must separately approve the New Fund Management Agreement and each New Portfolio Management Agreement for such Fund. Approval of each of Proposal 2, 3 and 4 by a Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

If the Shareholders of a Fund approve the New Fund Management Agreement and the New Portfolio Management Agreements for such Fund, their effectiveness is conditioned upon the Closing, which in turn is conditioned on the satisfaction or waiver of certain conditions set forth in the agreement related to the Transaction including, among other things, that the Funds obtain Shareholder approval to enter into the New Agreements and BAIA and ALPS Advisers obtain any necessary regulatory approvals. If the conditions noted in the prior sentence are not met, the Existing Fund Management Agreement and the Existing Portfolio Management Agreements will remain in effect. For each Fund, Proposal 3 is subject to the approval of Proposal 2. If the proposals described in this Proxy Statement are approved by Shareholders of a Fund, they will not become effective until the Closing.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

By order of the Board of Trustees of the Equity Fund
and the Board of Directors of the Growth Fund

James R. Bordewick, Jr.
Secretary of the Funds

October 2, 2006

EXHIBIT A

FORM OF FUND MANAGEMENT AGREEMENT

FUND MANAGEMENT AGREEMENT dated _________, 2006, between [________], a [________] organized under the laws of the [________] (the "Trust"), and ALPS Advisers, Inc., a corporation organized under the laws of the State of Colorado ("Manager").

WHEREAS the Trust will operate as a closed-end investment company registered under the Investment Company Act of 1940 ("Investment Company Act") for the purpose of investing and reinvesting its assets in securities pursuant to the investment objectives, policies and restrictions set forth in its Declaration of Trust and By-Laws, as amended from time to time, and its registration statement on Form N-2 under the Investment Company Act and the Securities Act of 1933 (the "Registration Statement"), all as heretofore amended and supplemented; and the Trust desires to avail itself of the services, information, advice, assistance and facilities of the Manager and to have the Manager provide or perform for it various administrative, management and other services; and

WHEREAS the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and desires to provide services to the Trust in consideration of and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the Trust and the Manager agree as follows:

1.  Employment of the Manager. The Trust hereby employs the Manager to manage the investment and reinvestment of the Trust's assets in the manner set forth in Section 2(A) of this Agreement and to provide the other services set forth in Section 2 of this Agreement, subject to the direction of the Board of Trustees and the officers of the Trust, for the period, in the manner, and on the terms hereinafter set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2.  Obligation of and Services to be Provided by the Manager. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

A.  Investment Management Services.

(1)  The Manager shall have overall supervisory responsibility for the general management and investment of the Trust's assets and securities portfolio subject to and in accordance with the investment objectives, policies and restrictions of the Trust, and any directions which the Trust's Trustees may issue to the Manager from time to time.

(2)  The Manager shall provide overall investment programs and strategies for the Trust, shall revise such programs as necessary and shall monitor and report periodically to the Trustees concerning the implementation of the programs.

(3)  The Trust and the Manager intend to appoint one or more persons or companies ("Portfolio Managers"), each such Portfolio Manager to have full investment discretion and to make all determinations with respect to the investment and reinvestment of the portion of the Trust's assets assigned to that Portfolio Manager and the purchase and sale of portfolio securities with those assets, all within the Trust's investment objectives, policies and restrictions, and the Trust will take such steps as may be necessary to implement such appointments. The Manager shall not be responsible or liable for the investment merits of any decision by a Portfolio Manager to purchase, hold or sell a security for the portfolio of the Trust. The Manager shall advise the Trustees of the Trust which Portfolio Managers the Manager believes are best suited to invest the assets of the Trust; shall monitor and evaluate the investment performance of each Portfolio Manager employed by the Trust; shall allocate and reallocate the portion of the Trust's assets to be managed by each Portfolio Manager; shall recommend changes of or additional Portfolio Managers when deemed appropriate by the Manager; shall coordinate and monitor the investment activities of the Portfolio Managers to ensure compliance with the Trust's investment objectives, policies and restrictions and applicable laws, including the Investment Company Act and the Internal Revenue Code of 1986, as amended; shall have full investment discretion to make all determinations with respect to the investment of the Trust's assets not then managed by a Portfolio Manager; and shall implement procedures reasonably designed to ensure that the Portfolio Managers comply with the Trust's investment objectives, policies and restrictions.

(4)  The Manager shall render regular reports to the Trust, at regular meetings of the Trustees, of, among other things, the decisions that it has made with respect to the allocation of the Trust's assets among Portfolio Managers.

(5)  The Manager shall comply – and to the extent the Manager takes or is required to take action on behalf of the Trust hereunder shall cause the Trust to comply – with all applicable requirements of the Investment Company Act and other applicable laws, rules, regulations, orders and codes of ethics, as well as all investment objectives, policies, restrictions and procedures adopted by the Trust and the Trust's registration statement on Form N-2, Declaration of Trust and By-laws.

B.  Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.

The Manager will make available and provide financial, accounting and statistical information concerning the Manager required by the Trust in the preparation of registration statements, reports and other documents required by Federal and state securities laws, and such other information as the Trust may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the distribution of the Trust's shares.

C.  Other Obligations and Services.

(l)  The Manager will make available its officers and employees to the Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Trust and its investment activities.

(2)  The Manager will adopt a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and of Rule 17j-1 under the Investment Company Act, and will provide the Trust with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, or at any other time required by the Board of Trustees, the President or a Vice President or other officer of the Manager shall certify to the Trust that the Manager has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Manager's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, the Manager shall permit the Trust, its employees or its agents to examine the reports required to be made by the Manager by Rule 17j-1(c)(2)(ii).

(3)  The Manager will maintain and implement compliance policies and procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the Investment Company Act). The Manager also will provide the Trust's Chief Compliance Officer with periodic reports regarding the Manager's compliance with the Federal Securities Laws and the Manager's compliance policies and procedures, which may include, from time to time, a copy and/or summary of such compliance policies and procedures, and a report of the annual review determining the effectiveness of such compliance policies and procedures.

(4)  The Manager (or upon written request of the Manager, one or more Portfolio Managers) will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Trust may be invested from time to time in accordance with such policies as shall be determined by the Manager, and reviewed and approved by the Board of Trustees.

3.  Execution and Allocation of Portfolio Brokerage Commissions. The Portfolio Managers, subject to and in accordance with any directions the Trust may issue from time to time, shall place, in the name of the Trust, orders for the execution of the Trust's portfolio transactions. When placing such orders, the obligation of each Portfolio Manager shall be as provided in the applicable Portfolio Management Agreement. The Manager will oversee the placement of orders by Portfolio Managers in accordance with their respective Portfolio Management Agreements and will render regular reports to the Trust of the total brokerage business placed on behalf of the Trust by the Portfolio Managers and the manner in which such brokerage business has been allocated.

The Trust hereby agrees that any entity or person associated with the Manager that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust to the extent and as permitted by Section 11(a)(1)(H) of the Securities Exchange Act of 1934, as amended ("1934 Act").

Subject to the appropriate policies and procedures approved by the Board of Trustees, the Manager may, to the extent authorized by Section 28(e) of the 1934 Act, cause the Trust to pay a broker or dealer that provides brokerage or research services to the Manager, the Portfolio Manager or the Trust an amount of commission for effecting a Trust transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided in terms of that particular transaction or the Manager's overall responsibilities to the Trust or its other investment advisory clients. To the extent authorized by said Section 28(e) and the Board of Trustees, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

4.  Expenses of the Trust. It is understood that the Trust will pay all its expenses other than those expressly assumed by the Manager, which expenses payable by the Trust shall include:

A.  Fees of the Manager;

B.  Expenses of all audits by independent public accountants;

C.  Expenses of administrator, transfer agent, pricing services, bookkeeping services, registrar, dividend disbursing agent and shareholder record keeping services (including reasonable fees and expenses payable to the Manager, or an affiliate of the Manager, for such services);

D.  Expenses of custodial services;

E.  Expenses of obtaining quotations for calculating the value of the Trust's net assets;

F.  Salaries and other compensation of any of its executive officers and employees who are not officers, directors, stockholders or employees of the Manager or any of its affiliates;

G.  Taxes levied against the Trust and the expenses of preparing tax returns and reports;

H.  Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Trust;

I.  Expenses associated with any offering (subject to any written agreement by the Manager or an affiliate of the Manager to reimburse any portion of such expenses);

J.  Costs, including the interest expense, of borrowing money;

K.  Costs and/or fees incident to Trustee and shareholder meetings of the Trust, the preparation and mailings of proxy material, prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's legal existence, membership dues and fees of investment company industry trade associations, the listing (and maintenance of such listing) of the Trust's shares on stock exchanges, and the registration of shares with Federal and state securities authorities;

L.  Legal fees and expenses (including reasonable fees for legal services rendered by the Manager or its affiliates), including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

M.  Costs of printing stock certificates representing shares of the Trust, if any;

N.  Trustees' fees and expenses of Trustees who are not directors, officers, employees or stockholders of the Manager or any of its affiliates;

O.  Fees for the fidelity bond required by Section 17(g) of the Investment Company Act, or other insurance premiums; and

P.  Fees payable to Federal and state authorities in connection with the registration of the Trust's shares.

Q.  Nonrecurring and extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

5.  Activities and Affiliates of the Manager.

A.  The services of the Manager to the Trust hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others. The Manager shall use the same skill and care in the management of the Trust's assets as it uses in the administration of other accounts to which it provides asset management, consulting and portfolio manager selection services, but shall not be obligated to give the Trust more favorable or preferential treatment vis-a-vis its other clients.

B.  Subject to, and in accordance with, the Declaration of Trust and By-Laws of the Trust and to Section 10(a) of the Investment Company Act, it is understood that Trustees, officers, agents and shareholders of the Trust are or may be interested in the Manager or its affiliates as directors, officers, agents or stockholders of the Manager or its affiliates; that directors, officers, agents and stockholders of the Manager or its affiliates are or may be interested in the Trust as Trustees, officers, agents, shareholders or otherwise; that the Manager or its affiliates may be interested in the Trust as shareholders or otherwise; and that the effect of any such interests shall be governed by said Declaration of Trust, By-Laws and the Investment Company Act.

6.  Fees for Services: Compensation of Manager and Portfolio Managers. The compensation of the Manager for its services under this Agreement shall be calculated and paid by the Trust in accordance with the attached Exhibit A. The Manager will compensate the Portfolio Managers as provided in the Portfolio Management Agreement entered into with the Portfolio Managers from time to time.

7.  Liabilities of the Manager.

A.  In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

B.  No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or the Manager, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

8.  Renewal and Termination.

A.  This Agreement shall continue in effect until ________, 2008, and shall continue from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or (ii) a vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act), provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement ("Independent Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act and the Rules and Regulations thereunder.

B.  This Agreement:

(a)  may at any time be terminated without the payment of any penalty either by vote of the Trustees of the Trust, including a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Trust, on sixty (60) days' written notice to the Manager;

(b)  shall immediately terminate in the event of its assignment (as that term is defined in the Investment Company Act); and

(c)  may be terminated by the Manager on sixty (60) days' written notice to the Trust.

C.  Any notice under this Agreement shall be given in writing addressed and delivered or mailed postpaid, to the other party to this Agreement at its principal place of business.

9.  [With respect to the Equity Fund] No Personal Liability. Reference is hereby made to the [Declaration of Trust dated August 20, 1986] establishing the Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name [________] refers to the Board of Trustees under said Declaration of Trust, and not to the Trustees personally, and no Trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability hereunder or in connection with the affairs of the Trust, but only the trust estate under said Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Manager nor any of its officers, directors, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Trust.

10.  Use of Name. The Trust may use the name "Liberty All-Star," "All-Star," or a similar name only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Manager's business as investment adviser. If this Agreement is no longer in effect, the Trust (to the extent it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Manager. The Trust acknowledges that the Manager may grant the non-exclusive right to use the name "Liberty All-Star" or "All-Star" to any other corporation or entity, including but not limited to any investment company of which the Manager or any subsidiary or affiliate thereof or any successor to the business or any thereof shall be an investment adviser.

11.  Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12.  Governing Law. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

13.  Interpretation. Nothing herein contained shall be deemed to require the Trust to take any action contrary to this Agreement and its Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirements to which it is subject or by which it is bound, or to relieve or deprive the Trustees of their responsibility for and control of the conduct of the affairs of the Trust.

14.  Entire Agreement. This Agreement contains the entire understanding and agreement of the parties.

15.  Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

16.  Force Majeure. The Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

17.  Records. The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Manager such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records shall promptly be returned to the Trust by the Manager free from any claim or retention of rights therein, provided that the Manager may retain copies of any such records that are required by law. The Manager shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or lawfully requested by applicable Federal or state regulatory authorities.

IN WITNESS WHEREOF, the parties hereto have caused this Fund Management Agreement to be executed, as of the day and year first written above.

  [__________]

  By: __________________________________

  Name:

  Title:

  ALPS ADVISERS, INC.

  By: __________________________________

  Name:

  Title:

FORM OF EXHIBIT A FOR LIBERTY ALL-STAR EQUITY FUND

MANAGER FEE

For the investment management services provided to the Trust pursuant to Section 2(A) of this Agreement, the Trust will pay to the Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund for the previous calendar month at the annual rate of: 0.80% of the first $400 million of average daily net assets; 0.72% of average daily net assets exceeding $400 million up to and including $800 million; 0.648% of average daily net assets exceeding $800 million up to and including $1.2 billion; and 0.584% of average daily net assets exceeding $1.2 billion.

Pursuant to Section 6 of this Agreement, the Manager will pay to each Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Manager for the previous calendar month at the annual rate of: 0.40% of the amount obtained by multiplying the Portfolio Manager's Percentage (as hereinafter defined) times the Average Total Fund Net Assets (as hereinafter defined) up to $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; and 0.292% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

"Portfolio Manager's Percentage" means the percentage obtained by dividing (i) the average daily net asset values of the portion of the portfolio assets of the Trust assigned to that Portfolio Manager during the preceding calendar month by (ii) the Average Total Fund Net Assets.

"Average Total Fund Net Assets" means the average daily net asset values of the Trust as a whole during the preceding calendar month.

The fees shall be pro rated for any month during which this Agreement is in effect for only a portion of the month.

FORM OF EXHIBIT A FOR LIBERTY ALL-STAR GROWTH FUND, INC.

MANAGER FEE

(A)  For the investment management services provided to the Fund pursuant to Section 2(A) of this Agreement, the Fund will pay to the Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund for the previous calendar month at the annual rate of

0.80% of the average daily net assets of the Fund up to and including $300 million; and

0.72% of the average daily net assets of the Fund exceeding $300 million.

(B)  Pursuant to Section 6 of this Agreement, the Manager will pay to each Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Manager for the previous calendar month at the annual rate of

0.40% of the Portfolio Manager's Percentage (as defined below) of the average daily net assets of the Fund up to and including $300 million; and

0.36% of the Portfolio Manager's Percentage of the average daily net assets of the Fund exceeding $300 million.

Each monthly payment set forth above shall be based on the average daily net assets of the Fund during such previous calendar month. The fee for the period from the date this Agreement becomes effective to the end of the calendar month will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a calendar month, the fee for the part of that calendar month during which this Agreement was in effect shall be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Manager, the value of the Fund's net assets will be computed at the times and in the manner specified in the Fund's Registration Statement under the Investment Company Act as from time to time in effect.

"Portfolio Manager's Percentage" means the percentage obtained by dividing the average daily net assets of that portion of the Fund's assets assigned to that Portfolio Manager by the total of the Fund's average daily net assets.

EXHIBIT B

EXISTING FUND MANAGEMENT AGREEMENTS

Name of Fund	Last Submission of Existing Fund Management Agreement for Shareholder Approval and Reason for Submission	Advisory Fee Rate Schedule (As a % of Average Weekly Net Assets for the Existing Fund Management Agreement and as a % of the Average Daily Net Assets for the New Fund Management Agreements)	Date of Existing Fund Management Agreement	Description of Board Action Regarding Existing Fund Management Agreement since Beginning of the Funds' Last Fiscal Year
Liberty All-Star Equity Fund	September 26, 2001 (shareholders approved Existing Fund Management Agreement after termination of the prior agreement due to sale of the adviser to Fleet National Bank)	0.80% of the first $400 million; 0.72% of assets over $400 million; 0.648% of assets over $800 million; 0.584% of assets over $1.2 billion	November 1, 2001	On May 10, 2006, the Trustees approved the renewal of the Existing Fund Management Agreement

Liberty All-Star Growth Fund, Inc.	September 26, 2001 (shareholders approved Existing Fund Management Agreement after termination of the prior agreement due to sale of the adviser to Fleet National Bank)	0.80% of the first $300 million; 0.72% of assets over $300 million	November 1, 2001	On May 10, 2006, the Directors approved the renewal of the Existing Fund Management Agreement

B-1

EXHIBIT C

FORM OF PORTFOLIO MANAGEMENT AGREEMENT

______________, 2006

Re: Portfolio Management Agreement

Ladies and Gentlemen:

[__________] (the "Fund") is a diversified closed-end investment company registered under the Investment Company Act of 1940, as amended (the "Act"), and is subject to the rules and regulations promulgated thereunder.

ALPS Advisers, Inc. (the "Fund Manager") evaluates and recommends portfolio managers for the assets of the Fund, and the Fund Manager or an affiliate of the Fund Manager is responsible for the day-to-day Fund administration of the Fund.

1. Employment as a Portfolio Manager. The Fund, being duly authorized, hereby employs ________ ("Portfolio Manager") as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund's assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the "Portfolio Manager Account"). The Fund Manager may, from time to time, allocate and reallocate the Fund's assets among the Portfolio Manager and the other portfolio managers of the Fund's assets. The Portfolio Manager will be an independent contractor and will have no authority to act for or represent the Fund or the Fund Manager in any way or otherwise be deemed to be an agent of the Fund or the Fund Manager except as expressly authorized in this Agreement or in another writing by the Fund Manager and the Portfolio Manager. The Portfolio Manager's responsibilities for providing portfolio management services to the Fund shall be limited to the Portfolio Manager Account.

2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

3. Portfolio Management Services of Portfolio Manager.

A.  In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the Fund's Declaration of Trust and By-Laws, as amended from time to time, investment objectives, policies and restrictions of the Fund as set forth in its Prospectus and Statement of Additional Information, as the same may be modified from time to time (together, the "Prospectus"), the investment objectives, policies and restrictions of the Fund as determined from time to time by the Board of Trustees, and the investment and other restrictions set forth in the Act and the rules and regulations thereunder, to the supervision and control of the Board of Trustees of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions that would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies. The Portfolio Manager shall not consult with any other portfolio manager of the Fund concerning transactions for the Fund in securities or other assets.

B.  As part of the services it will provide hereunder, the Portfolio Manager will:

(i)  formulate and implement a continuous investment program for the Portfolio Manager Account;

(ii)  take whatever steps are necessary to implement the investment program for the Portfolio Manager Account by arranging for the purchase and sale of securities and other investments;

(iii)  keep the Fund Manager and the Board of Trustees of the Fund fully informed in writing on an ongoing basis, as agreed by the Fund Manager and the Portfolio Manager, of all material facts concerning the investment and reinvestment of the assets in the Portfolio Manager Account, the Portfolio Manager and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Fund Manager or the Trustees of the Fund; attend meetings with the Fund Manager and/or Trustees, as reasonably requested, to discuss the foregoing and such other matters as may be requested by the Fund Manager or Trustees;

(iv)  in accordance with procedures and methods established by the Trustees of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio Manager Account, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Portfolio Manager for each security or other investment/asset in the Portfolio Manager Account for which market prices are not readily available; and

(v)  cooperate with and provide reasonable assistance to the Fund Manager, the Fund's administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Fund and the Fund Manager; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Fund Manager; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time by the Fund Manager). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

A.  In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B.  Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C.  The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other portfolio manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are "affiliated persons" of the Fund or its portfolio managers.

6. Proxies. The Fund Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Trustees. Upon the written request of the Fund Manager, the Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Trustees.

7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities ("Client Accounts"), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of Section 17(i) of the Act).

10. Confidentiality. Subject to the duty of the Portfolio Manager, the Fund Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

A.  The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

B.  The Fund will deliver to the Portfolio Manager a true and complete copy of its then current Prospectus as effective from time to time and such other documents governing the investment of the

Portfolio Manager Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

A.  It is registered as an "investment adviser" under the Investment Advisers Act of 1940, as amended ("Advisers Act") and will continue to be so registered for as long as this Agreement remains in effect.

B.  It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the rules and regulations thereunder, the records required to be so kept by an investment adviser of the Fund in accordance with applicable law, including without limitation those identified in Schedule B (as Schedule B may be amended from time to time by the Fund Manager). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C.  It has adopted a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and will provide the Fund Manager and the Board of Trustees with a copy of its code of ethics and evidence of its adoption. Within 45 days of the end of each year while this Agreement is in effect, or at any other time requested by the Fund Manager, an officer, director or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. It will promptly notify the Fund Manager of any material change to its code of ethics or material violation of its code of ethics.

D.  Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, partners, employees and affiliates that the Fund may reasonably request in connection with the preparation of its registration statement (as amended from time to time), prospectus and statement of additional information (as supplemented and modified from time to time), proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E.  Reference is hereby made to the Declaration of Trust dated August 20, 1986 establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name [_______] refers to the Board of Trustees under said Declaration of Trust, as Trustees and not to the Trustees personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability hereunder or in connection with the affairs of the Fund, but only the trust estate under said Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders, agents or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Fund.

F.  The Portfolio Manager shall maintain and implement compliance procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the Act).

G.  The Portfolio Manager will: (i) on the cover page of each Form 13F that the Portfolio Manager files with the Securities and Exchange Commission (the "SEC"), check the "13F Combination Report" box and on the Form 13F Summary Page identify "ALPS Advisers, Inc." as another manager for which the Portfolio Manager is filing the Form 13F report; (ii) within 60 days after the end of each calendar year, provide the Fund Manager with a certification that the Portfolio Manager's Form 13F was filed with the SEC on a timely basis and included all of the securities required to be reported by the SEC; (iii) within 60 days after the end of each calendar year, provide to the Fund Manager a copy of each Form 13F, or amendment to a Form 13F filed by it during the prior four quarters; and (iv) promptly notify the Fund Manager in the event the Portfolio Manager determines that it has failed to comply with

Section 13(f) in a material respect, or receives a comment letter from the SEC raising a question with respect to compliance.

H.  The Portfolio Manager has adopted written compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules promulgated thereunder and the Portfolio Manager agrees to provide: (a) from time to time, a copy and/or summary of such compliance policies and procedures and an accompanying certification certifying that the Portfolio Manager's compliance policies and procedures comply with the Advisers Act; (b) a report of the annual review determining the adequacy and effectiveness of the Portfolio Manager's compliance policies and procedures; and (c) the name of the Portfolio Manager's Chief Compliance Officer to act as a liaison for compliance matters that may arise between the Fund and the Portfolio Manager.

I.  The Portfolio Manager will notify the Fund and the Fund Manager of any assignment of this Agreement or change of control of the Portfolio Manager, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio Manager Account or senior management of the Portfolio Manager, in each case prior to or promptly after, such change. The Portfolio Manager agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

J.  The Portfolio Manager agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A, B and C, is subject to the approval of the Board of Trustees and the shareholders of the Fund as and to the extent required by the Act, the rules thereunder or exemptive relief granted by the SEC, provided that Schedules A and B may be amended by the Fund Manager without the written agreement of the Fund or the Portfolio Manager.

15. Effective Date; Term. This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (1) by a vote of a majority of the Trustees who are not "interested persons" (as defined in the Act) of any party to this Agreement ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of "a majority of the outstanding voting securities" (as defined in the Act) of the Fund. This Agreement shall continue until December   , 2008, and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund's Board of Trustees or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. If the SEC issues an order to the Fund and the Fund Manager for an exemption from Section 15(a) of the Act, then, in accordance with the application of the Fund and the Fund Manager, the continuance of this Agreement after initial approval by the Trustees as set forth above, shall be subject to approval by a majority of the outstanding voting securities of the Fund at the regularly scheduled annual meeting of the Fund's shareholders next following the date of this Agreement.

16. Termination. This Agreement may be terminated at any time by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days' written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days' written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

18. Severability; Counterparts. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will be deemed to be one and the same agreement.

19. Use of Name. The Portfolio Manager agrees and acknowledges that the Fund Manager is the sole owner of the names and marks "Liberty All-Star" and "All-Star", and that all use of any designation comprised in whole or in part of these names and marks shall inure to the benefit of the Fund Manager. Except as used to identify the Fund to third parties as a client, the use by the Portfolio Manager on its own behalf of such marks in any advertisement or sales literature or other materials promoting the Portfolio Manager shall be with the prior written consent of the Fund Manager. The Portfolio Manager shall not, without the consent of the Fund Manager, make representations regarding the Fund or the Fund Manager in any disclosure document, advertisement or sales literature or other materials promoting the Portfolio Manager. Consent by the Fund Manager shall not be unreasonably withheld. Upon termination of this Agreement for any reason, the Portfolio Manager shall cease any and all use of these marks as soon as reasonably practicable.

  [______________]

  By: __________________________________

  Name:

  Title:

  ALPS ADVISERS, INC.

  By: __________________________________

  Name:

  Title:

ACCEPTED:

PORTFOLIO MANAGER NAME

By: ________________________________________

Name:

Title:

SCHEDULES:  A.  Operational Procedures For Portfolio Transactions

  B.  Record Keeping Requirements

  C.  Fee Schedule

Portfolio Management Agreement

FORM OF SCHEDULE B

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1.  (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.  The name of the broker;

B.  The terms and conditions of the order and of any modifications or cancellation thereof;

C.  The time of entry or cancellation;

D.  The price at which executed;

E.  The time of receipt of a report of execution; and

F.  The name of the person who placed the order on behalf of the Fund.

2.  (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.  Shall include the consideration given to:

(i)  The sale of shares of the Fund by brokers or dealers.

(ii)  The supplying of services or benefits by brokers or dealers to:

  (a)  The Fund;

  (b)  The Fund Manager;

  (c)  The Portfolio Manager; and

  (d)  Any person other than the foregoing.

(iii)  Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.  Shall show the nature of the services or benefits made available.

C.  Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.  The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.  (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.1

4.  (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager's transactions with the Fund.

1  Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or portfolio manager reviews.

FORM OF SCHEDULE C FOR LIBERTY ALL-STAR EQUITY FUND

PORTFOLIO MANAGER FEE

For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund Manager for the previous calendar month at the annual rate of: 0.40% of the amount obtained by multiplying the Portfolio Manager's Percentage (as hereinafter defined) times the Average Total Fund Net Assets (as hereinafter defined) up to $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; 0.292% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

"Portfolio Manager's Percentage" means the percentage obtained by dividing (i) the average daily net asset values of the Portfolio Manager Account during the preceding calendar month, by (ii) the Average Total Fund Net Assets.

"Average Total Fund Net Assets" means the average daily net asset values of the Fund as a whole during the preceding calendar month.

The fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month.

FORM OF SCHEDULE C FOR LIBERTY ALL-STAR GROWTH FUND, INC.

PORTFOLIO MANAGER FEE

For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund Manager for the previous calendar month at the annual rate of

(1)  0.40% of the Portfolio Manager's Percentage (as defined below) of the average daily net assets of the Fund up to and including $300 million; and

(2)  0.36% of the Portfolio Manager's Percentage of the average daily net assets of the Fund exceeding $300 million.

Each monthly payment set forth above shall be based on the average daily net assets during such previous calendar month. The fee for the period from the date this Agreement becomes effective to the end of the calendar month in which such effective date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a calendar month, the fee for the part of that calendar month during which this Agreement was in effect shall be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Portfolio Manager, the value of the Fund's net assets will be computed at the times and in the manner specified in the Registration Statement as from time to time in effect.

"Portfolio Manager's Percentage" means the percentage obtained by dividing the average daily net assets in the Portfolio Manager Account by the Fund's average daily net assets.

EXHIBIT D

EXISTING PORTFOLIO MANAGEMENT AGREEMENTS

Name of Portfolio Manager	Last Submission of Existing Portfolio Management Agreement for Shareholder Approval and Reason for Submission	Advisory Fee Rate Schedule (As a % of Average Weekly Net Assets for the Existing Portfolio Management Agreement and as a % of the Average Daily Net Assets for the New Portfolio Management Agreements)	Date of Existing Portfolio Management Agreement	Description of Board Action Regarding Existing Portfolio Management Agreement since Beginning of the Funds' Last Fiscal Year

Liberty All-Star Equity Fund

Chase Investment Counsel Corporation	Existing Agreement not yet approved by shareholders pursuant to an exemptive order	0.40% of the portion of the Fund's assets managed by the Portfolio Manager of the first $400 million; 0.36% of assets over $400 million; 0.324% of assets over $800 million; 0.292% of assets over $1.2 billion	Existing Agreement not yet approved by shareholders pursuant to an exemptive order	On May 10, 2006, the Trustees approved the Existing Portfolio Management Agreement

Matrix Asset Advisers, Inc.	April 30, 2004 (shareholders approved the Existing Portfolio Management Agreement after the prior subadviser was replaced)	0.40% of the portion of the Fund's assets managed by the Portfolio Manager of the first $400 million; 0.36% of assets over $400 million; 0.324% of assets over $800 million; 0.292% of assets over $1.2 billion	February 17, 2004	On May 10, 2006, the Trustees approved the renewal of the Existing Portfolio Management Agreement

Pzena Investment Management, LLC	April 30, 2004 (shareholders approved the Existing Portfolio Management Agreement after the prior subadviser was replaced)	0.40% of the portion of the Fund's assets managed by the Portfolio Manager of the first $400 million; 0.36% of assets over $400 million; 0.324% of assets over $800 million; 0.292% of assets over $1.2 billion	October 15, 2003	On May 10, 2006, the Trustees approved the renewal of the Existing Portfolio Management Agreement

Schneider Capital Management Corporation	April 30, 2002 (shareholders approved the Existing Portfolio Management Agreement after the prior subadviser was replaced)	0.40% of the portion of the Fund's assets managed by the Portfolio Manager of the first $400 million; 0.36% of assets over $400 million; 0.324% of assets over $800 million; 0.292% of assets over $1.2 billion	March 1, 2002	On May 10, 2006, the Trustees approved the renewal of the Existing Portfolio Management Agreement

TCW Investment Management Company	April 30, 2002 (shareholders approved the Existing Portfolio Management Agreement after termination of the prior agreement due to sale of the subadviser to Societe Generale Asset Management, S.A.)	0.40% of the portion of the Fund's assets managed by the Portfolio Manager of the first $400 million; 0.36% of assets over $400 million; 0.324% of assets over $800 million; 0.292% of assets over $1.2 billion	November 1, 2001	On May 10, 2006, the Trustees approved the renewal of the Existing Portfolio Management Agreement

D-1

Name of Portfolio Manager	Last Submission of Existing Portfolio Management Agreement for Shareholder Approval and Reason for Submission	Advisory Fee Rate Schedule (As a % of Average Weekly Net Assets for the Existing Portfolio Management Agreement and as a % of the Average Daily Net Assets for the New Portfolio Management Agreement)	Date of Existing Portfolio Management Agreement	Description of Board Action Regarding Existing Portfolio Management Agreement since Beginning of the Funds' Last Fiscal Year

Liberty All-Star Growth Fund, Inc.

TCW Investment Management Company	April 30, 2002 (shareholders approved the Existing Portfolio Management Agreement after termination of the prior agreement due to sale of the subadviser to Societe Generale Asset Management, S.A.)	0.40% of the portion of the Fund's assets managed by the Portfolio Manager of the first $300 million; 0.36% of assets over $300 million	November 1, 2001	On May 10, 2006, the Directors approved the renewal of the Existing Portfolio Management Agreement

M.A. Weatherbie & Co., Inc.	September 26, 2001 (shareholders approved the Existing Portfolio Management Agreement after termination of the prior agreement due to sale of the adviser to Fleet National Bank)	0.40% of the portion of the Fund's assets managed by the Portfolio Manager of the first $300 million; 0.36% of assets over $300 million	November 1, 2001	On May 10, 2006, the Directors approved the renewal of the Existing Portfolio Management Agreement

William Blair & Company, L.L.C.	September 26, 2001 (shareholders approved the Existing Portfolio Management Agreement after termination of the prior agreement due to sale of the adviser to Fleet National Bank)	0.40% of the portion of the Fund's assets managed by the Portfolio Manager of the first $300 million; 0.36% of assets over $300 million	November 1, 2001	On May 10, 2006, the Directors approved the renewal of the Existing Portfolio Management Agreement

D-2

EXHIBIT E

ALPS Advisers

The following are the principal executive officer, directors and certain other officers of ALPS Advisers:

Name and Address (1)	Position with ALPS Advisers	Principal Occupation
Edmund J. Burke	President and Director (Principal Executive Officer)	President and Director with ALPS and affiliates

Thomas A. Carter	Managing Director	Managing Director with ALPS and affiliates

Jeremy O. May	Managing Director	Managing Director with ALPS and affiliates

Bradley J. Swenson	Chief Compliance Officer	Chief Compliance Officer with ALPS and affiliates

W. Robert Alexander	Director	Director with ALPS and affiliates

(1) The address of each officer and director is 1625 Broadway, Suite 2200, Denver, Colorado 80202.

E-1

EXHIBIT F

BAIA

The following are the principal executive officer, directors and certain other officers of BAIA as of September 2006:

Name and Address	Position with BAIA	Principal Occupation
Daniel S. McNamara 100 Federal Street Boston, MA 02110	President, Director (chief executive officer)	Managing Director, Investment Products Group, Bank of America

Michael S. Podracky 100 Federal Street Boston, MA 02110	Senior Vice President, Director	Managing Director, Business Development and Management, Investment Products Group, Bank of America

John R. Bahnken 100 Federal Street Boston, MA 02110	Senior Executive Vice President	President Global Wealth & Investment Management Products Group, Bank of America

J. Reed Murphy 100 Federal Street Boston, MA 02110	Executive Vice President	Managing Director, Consulting Services Group, Bank of America

C. Brooks Englehardt 40 West 57th Street New York, NY 10019	Executive Vice President	Managing Director, Regional Investment Consultants, Bank of America

Kevin L. O'Shea 100 Federal Street Boston, MA 02110	Executive Vice President	Managing Director, Retirement Solutions Group, Bank of America

Alpesh Rathod 40 West 57th Street New York, NY 10019	Chief Compliance Officer	Senior Compliance Manager

William R. Parmentier, Jr. 100 Federal Street Boston, MA 02110	Senior Vice President	President, Liberty All-Star Funds

The following shows the amounts paid to BAIA and its affiliates by the Funds during the last fiscal year:

	Management Fees (after waivers and reimbursements, if any)	Administration Fees	Bookkeeping and Pricing Fees
Equity Fund	$9,339,478	$2,334,674	$202,911
Growth Fund	$1,246,393	$311,488	$42,683

F-1

EXHIBIT G

EQUITY FUND PORTFOLIO MANAGERS

Chase Investment Counsel Corporation ("Chase")

Principal Executive Officers and Directors

The following are the principal executive officer, certain other officers and directors of Chase:

Name and Address (1)	Position with Chase	Principal Occupation
Derwood S. Chase, Jr.	President, Director and Chief Investment Officer	Same

David B. Scott	Senior Vice President, Director and Senior Portfolio Manager	Same

Peter W. Tuz	Vice President, Portfolio Manager and Senior Security Analyst	Same

Peter C. Wood	Vice President, Portfolio Manager and Senior Security Analyst	Same

Brian J. Lazorishak	Vice President, Portfolio Manager and Quantitative Analyst	Same

Teresa R. Poole	Senior Vice President-Client Relations and Chief Compliance Officer	Same

Eugene R. Hack, Jr.	Vice President-Administration & Business Development	Same

Jennifer L. King	Vice President-Operations	Same

Frank P. Wilton	Director	Retired.

Stansfield Turner	Director	Retired

James B. Hoover	Director	Principal, SB Hoover & Co.

Stuart F. Chase	Director	Private investor

Gordan M. Marchand	Director	Principal, Sustainable Growth Advisers

Stephen D. Gresham	Director	Exec VP and Chief Sales & Marketing Officer, Phoenix Investment Partners' Private Client Group

Edwin T. Burton	Director	Visiting Professor of Economics at the University of Virginia.

(1) The address of each officer and director is 300 Preston Avenue, Suite 403, Charlottesville, Virginia 22902-5091.

Beneficial Owners

The following are the 10% or more beneficial owners of voting shares of Chase:

Name and Address (1)	Position with Chase	Ownership Percentage
Derwood S. Chase, Jr.	President, Director and Chief Investment Officer	65.1%

David B. Scott	Senior Vice President, Director and Senior Portfolio Manager	13.9%

(1) The address of each officer and director is 300 Preston Avenue, Suite 403, Charlottesville, Virginia 22902-5091.

Other Funds Managed

In addition to the management services provided by Chase to the Equity Fund, Chase also provides management services to other investment companies. Information with respect to the assets of and management fees payable to Chase by those funds having investment objectives similar to those of the Equity Fund is set forth below:

Name of Fund	Total Net Assets at July 31, 2006 (in millions)	Annual Management Fee as a % of Average Daily Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Management Fee
Chase Growth Fund	$635.6	1.00%	None

Advisory Fees

No advisory fees were paid to Chase during the last fiscal year since it became a Portfolio Manager on June 1, 2006.

Matrix Asset Advisers, Inc. ("Matrix")

Principal Executive Officers and Directors

The following are the principal executive officers, certain other officers and directors of Matrix:

Name and Address (1)	Position with Matrix	Principal Occupation
David A. Katz	President and Chief Investment Officer	President and Chief Investment Officer of Matrix and Chairman of Investment Committee

Douglas S. Altabef	Senior Managing Director	Senior Managing Director and Investment Committee Member

Lon F. Birnholz	Managing Director	Managing Director and Investment Committee Member

Steven G. Roukis	Managing Director	Managing Director, Senior Portfolio Manager and Investment Committee Member

Jordan F. Posner	Managing Director	Managing Director, Senior Portfolio Manager and Investment Committee Member

(1) The address of each officer and director is 747 Third Avenue, New York, NY 10017.

Beneficial Owners

The following are the 10% or more beneficial owners of voting shares of Matrix:

Name and Address (1)	Position with Matrix	Ownership Percentage
David A. Katz	President and Chief Investment Officer	58%

Douglas S. Altabef	Senior Managing Director	25%

(1) The address of each officer and director is 747 Third Avenue, New York, NY 10017.

Other Funds Managed

In addition to the management services provided by Matrix to the Equity Fund, Matrix also provides management and sub-advisory services to other investment companies. Information with respect to the assets of and management or sub-advisory fees payable to Matrix by those funds having investment objectives similar to those of the Equity Fund is set forth below:

Name of Fund	Total Net Assets at June 30, 2006 (in millions)	Annual Management or Sub-Advisory Fee as a % of Average Daily Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Management Fee
Matrix Advisors Value Fund, Inc.	$160.5	1.00% (Annual Management Fee was 0.67% for the fiscal year ended June 30, 2006 net of fee waiver)	Total fund expenses are contractually capped at 1.10% of the Fund's average daily net assets (reimbursed by Matrix). For the fiscal year ended June 30, 2006, total fund expenses were 1.10% (net), 1.32% (gross) (with Matrix voluntarily reimbursing expenses in excess of 0.99%)

Wells Fargo Advantage Growth & Income Fund	$304.3	0.20% on the first $50 million of assets and 0.16% on all assets above $50 million.	None

Wells Fargo Advantage Large Company Core Fund	$75.4	0.20% on the first $50 million of assets and 0.16% on all assets above $50 million.	None

Wells Fargo Variable Trust Large Company Core Fund	$24.4	0.20% on the first $50 million of assets and 0.16% on all assets above $50 million.	None

Advisory Fees

The following shows the amounts paid to Matrix by BAIA during the last fiscal year:

Advisory Fees
Equity Fund	$897,263

Pzena Investment Management, LLC ("Pzena")

Principal Executive Officers and Managers

The following are the principal executive officer, certain other officers and managers of Pzena:

Name and Address (1)	Position with Pzena	Principal Occupation
Richard S. Pzena	Managing Principal, CEO, Co-Chief Investment Officer	Managing Principal, CEO, Co-Chief Investment Officer

John P. Goetz	Managing Principal, Co-Chief Investment Officer	Managing Principal, Co-Chief Investment Officer

A. Rama Krishna, CFA	Managing Principal, Portfolio Manager	Managing Principal, Portfolio Manager

William L. Lipsey	Managing Principal, Marketing & Client Services	Managing Principal, Marketing & Client Services

Amelia Jones	Managing Principal, Operations & Administration	Managing Principal, Operations & Administration

(1) The address of each officer and manager is 120 West 45th Street, 20th Floor, New York, NY 10036.

Beneficial Owners

The following is the 10% or more beneficial owner of voting shares of Pzena:

Name and Address (1)	Position with Pzena	Ownership Percentage
Richard S. Pzena	Managing Principal, CEO, Co-Chief Investment Officer	38.6%

(1) The address of the officer is 120 West 45th Street, 20th Floor, New York, NY 10036.

Other Funds Managed

In addition to the management services provided by Pzena to the Equity Fund, Pzena also provides sub-advisory services to other investment companies. Information with respect to the assets of and sub-advisory fees payable to Pzena by those funds having investment objectives similar to those of the Equity Fund is set forth below:

Name of Fund	Total Net Assets at June 30, 2006 (in millions)	Annual Sub-Advisory Fee as a % of Average Daily Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Sub-Advisory Fee
John Hancock Classic Value Fund	$6,800	Effective fee of 0.34%	None

Wilshire Large Company Value Fund	$22	Fees for assets under $10,000,000: 1.000% per annum of up to $10,000,000: of assets Minimum Fee: $35,000 per annum Maximum Fee: $70,000 per annum
		Fees for assets of $10,000,000 or more: 0.700% per annum on the first $25,000,000, 0.500% per annum on the next $75,000,000, 0.400% per annum on the next $200,000,000, 0.350% per annum thereafter	None

Advisory Fees

The following shows the amounts paid to Pzena by BAIA during the last fiscal year:

Advisory Fees

Equity Fund	$993,870

Schneider Capital Management Corporation ("Schneider")

Principal Executive Officer and Director

The following is the principal executive officer and director of Schneider and another officer of Schnieder:

Name and Address	Position with Schneider	Principal Occupation
Arnold C. Schneider III 460 East Swedesford Road Wayne, PA 19087	Sole Director, President and Chief Investment Officer	President and Chief Investment Officer of Schneider

Steven J. Fellin 460 East Swedesford Road Wayne, PA 19087	Secretary and Treasurer	Chief Operating Officer & Financial Officer, Chief Compliance Office of Schneider

Beneficial Owners

The following are the 10% or more beneficial owners of voting shares of Schneider:

Name and Address	Position with Schneider	Ownership Percentage
Arnold C. Schneider III 460 East Swedesford Road Wayne, PA 19087	President and Chief Investment Officer	75	% or more

Other Funds Managed

In addition to the management services provided by Schneider to the Equity Fund, Schneider also provides sub-advisory services to other investment companies. Information with respect to the assets of and sub-advisory fees payable to Schneider by those funds having investment objectives similar to those of the Equity Fund is set forth below:

Name of Fund	Total Net Assets at June 30, 2006 (in millions)	Annual Management Fee as a % of Average Daily Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Management Fee
Schneider Value Fund	$107	0.70%	Yes

Russell Funds: Sovereign – US Equity Pool Russell Group of Funds – Russell US Equity Fund Russell Investment Company – Diversified Equity Fund Russell Investment Company – Equity I Fund	$478 combined	Sliding scale; 0.35% average annual fee during 2Q2006	No

Advisory Fees

The following shows the amounts paid to Schneider by BAIA during the last fiscal year:

Advisory Fees

Equity Fund  $938,739

TCW Investment Management Company ("TCW")

Principal Executive Officers and Directors

The following are the principal executive officer, certain other officers and directors of TCW:

Name and Address (1)	Position with TCW	Principal Occupation
Alvin R. Albe, Jr.	President, Chief Executive Officer and a Director	Mr. Albe is an Executive Vice President of The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company (TAMCO). He is also a Director of Trust Company of the West and TAMCO.

Robert D. Beyer	Chairman and a Director	Mr. Beyer is Chief Executive Officer and a Director of The TCW Group, Inc. and an Executive Vice President of TAMCO. Mr. Beyer is also President and a Director of Trust Company of the West and a Director of TAMCO.

Michael E. Cahill	Group Managing Director, Secretary and General Counsel	Mr. Cahill is General Counsel, Group Managing Director and Secretary of The TCW Group, Inc., Trust Company of the West and TAMCO. Mr. Cahill is also a Director of TAMCO.

David S. DeVito, CPA	Managing Director and Chief Financial Officer	Mr. DeVito is a Managing Director and Chief Financial Officer of The TCW Group, Inc., Trust Company of the West and TAMCO. Mr. DeVito is also a Director of TAMCO.

Jeffrey E. Gundlach	Group Managing Director, Chief Investment Officer and a Director	Mr. Gundlach is Chief Investment Officer and a Director of The TCW Group, Inc. Mr. Gundlach is also President, Chief Investment Officer and a Director of TAMCO and Group Managing Director, Chief Investment Officer and a Director of Trust Company of the West.

Hilary G. D. Lord	Managing Director and Chief Compliance Officer	Ms. Lord is a Managing Director and Chief Compliance Officer of The TCW Group, Inc., Trust Company of the West and TAMCO.

William C. Sonneborn	Vice Chairman and a Director	Mr. Sonneborn is President, Chief Operating Officer and a Director of The TCW Group, Inc.; Executive Vice President, Chief Operating Officer and Director of Trust Company of the West; and Vice Chairman of TAMCO.

Marc I. Stern	Vice Chairman and a Director	Mr. Stern is a Vice Chairman of The TCW Group, Inc., Trust Company of the West and TAMCO.

(1) The address of each officer and director is 865 South Figueroa Street, Los Angeles, CA 90017.

Other Funds Managed

In addition to the management services provided by TCW to the Equity Fund, TCW also provides sub-advisory services to other investment companies. Information with respect to the assets of and sub-advisory fees payable to TCW by those funds having investment objectives similar to those of the Equity Fund is set forth below:

Name of Fund	Total Net Assets at June 30, 2006 (in millions)	Annual Management Fee as a % of Average Daily Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Management Fee
Asset Mark Large Cap Growth Fund	$155.1	0.45%	None

AXA Enterprise Multimanager Funds Trust	$3.7	0.50% (Under the fund's management agreement, the fund pays TCW a fee at the annual rate of 0.50% of the first $100 million of the average daily net assets and 0.40% thereafter)	None

AXA Premier VIP Trust	$125.6	0.50% (Under the fund's management agreement, the fund pays TCW a fee at the annual rate of 0.50% of the first $100 million of the average daily net assets and 0.40% thereafter)	None

Consulting Group Capital Markets Fund Large Capitalization Growth Investments	$359.3	0.40% (Under the fund's management agreement, the fund pays TCW a fee at the annual rate of 0.40% of the first $500 million of the average daily net assets and 0.35% thereafter.)	None

EQ Advisors Trust TCW Equity Portfolio	$267.0	0.40% (Under the fund's management agreement, the fund pays TCW a fee at the annual rate of 0.40% of the first $1 billion of the average daily net assets of the fund and 0.30% in excess of $1 billion.)	None

AXA Enterprise Equity Fund	$124.3	0.40% (Under the fund's management agreement, the fund pays TCW a fee at the annual rate of 0.40% of the first $100 million of the average daily net assets of the fund and 0.30% in excess of $100 million)	None

GuideStone Funds	$281.7	0.55% on first $100 million 0.45% on next $150 million 0.40% thereafter	None

Name of Fund	Total Net Assets at June 30, 2006 (in millions)	Annual Management Fee as a % of Average Daily Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Management Fee
Masters Select Investment Trust – Focused Opportunities Fund	Funded July 1, 2006	0.60% of allocated assets	None

Masters Select Investment Trust – Select Equity Fund	$167.9	0.65% on first $75 million of allocated assets, 0.60% thereafter	None

TCW Funds, Inc. Select Equities Fund	$3,921.8	0.75%	None

Advisory Fees

The following shows the amounts paid to TCW by BAIA during the last fiscal year:

Advisory Fees

Equity Fund  $922,563

EXHIBIT H

GROWTH FUND PORTFOLIO MANAGERS

M.A. Weatherbie & Co., Inc. ("Weatherbie")

Principal Executive Officer and Director

The principal executive officer and director of Weatherbie is:

Name and Address (1)	Position with Weatherbie	Principal Occupation
Matthew A. Weatherbie	Principal Executive Officer, President and Director	President and Chief Investment Officer of Weatherbie

(1) The address of the officer and director is 265 Franklin Street, Boston, Massachusetts 02110.

Beneficial Owners

The following is the 10% or more beneficial owner of voting shares of Weatherbie:

Name and Address (1)	Position with Weatherbie	Ownership Percentage
Matthew A. Weatherbie	Principal Executive Officer and President	75	% or more

(1) The address of the officer and director is 265 Franklin Street, Boston, Massachusetts 02110.

Other Funds Managed

As of the date of proxy statement, Weatherbie did not manage any other funds having investment objectives similar to those of the Growth Fund.

Advisory Fees

The following shows the amounts paid to Weatherbie by BAIA during the last fiscal year:

Advisory Fees
Growth Fund	$225,328

William Blair & Company, L.L.C. ("Blair")

Principal Executive Officers and Trustees

The following are the principal executive officer and certain other officers of Blair:

Name and Address (1)	Position with Blair	Principal Occupation
Edgar D. Jannotta	Chairman of William Blair & Company Chairman of the Executive Committee	Chairman of William Blair & Company

E. David Coolidge, III	Vice Chairman of William Blair & Company	Vice Chairman of William Blair & Company

John R. Ettelson	President and Chief Executive Officer	President and Chief Executive Officer

Richard P. Kiphart	Head of William Blair & Company, LLC Corporate Finance Department	Head of William Blair & Company, LLC Corporate Finance Department

James D. McKinney	Head of William Blair & Company, LLC Debt Finance Department	Head of William Blair & Company, LLC Debt Finance Department

Michelle R. Seitz, CFA	Head of William Blair & Company LLC Investment Management Department	Head of William Blair & Company LLC Investment Management Department

Name and Address (1)	Position with Blair	Principal Occupation
Robert D. Newman, CFA, CPA	Head of William Blair & Company, LLC Equity Research Department	Head of William Blair & Company, LLC Equity Research Department

Albert Lacher	Manager of Global Institutional Equity Sales and Head of Equity Trading	Manager of Global Institutional Equity Sales and Head of Equity Trading

Carlette McMullan	Head of the Private Investor Department	Head of the Private Investor Department

(1) The address of each officer and trustee is 222 West Adams Street, Chicago, Illinois 60606.

Other Funds Managed

In addition to the management services provided by Blair to the Growth Fund, Blair also provides management services to other investment companies. Information with respect to the assets of and management fees payable to Blair by those funds having investment objectives similar to those of the Growth Fund is set forth below:

Name of Fund	Total Net Assets at June 30, 2006 (in millions)	Annual Management Fee as a % of Average Daily Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Management Fee
William Blair Large Cap Growth Fund	$18.2	Class I shares: 1.00% Class N shares: 1.25%	N/A

Vanguard Variable Annuity Growth Portfolio	$103.0	0.125% The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the advisor's portfolio relative to the investment performance of the Russell 1000 Growth Index (the Index). The investment performance of the advisor's portfolio will be based on its cumulative return over a trailing 60-month period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.	None

Name of Fund	Total Net Assets at June 30, 2006 (in millions)	Annual Management Fee as a % of Average Daily Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Management Fee
Vanguard Large Cap Growth Fund	$1,765.0	0.145% of the first $2 billion of allocated assets, 0.125% thereafter The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the WB Portfolio relative to the investment performance of the Russell 1000 Growth Index (the Index). The investment performance of the WB Portfolio will be based on its cumulative return over a trailing 60-month period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.	None

Advisory Fees

The following shows the amounts paid to Blair by BAIA during the last fiscal year:

Advisory Fees
Growth Fund	$203,911

TCW Investment Management Company ("TCW")

See disclosure for TCW in Exhibit G "Equity Fund Portfolio Managers."

Other Funds Managed

As of the date of proxy statement, TCW did not manage any other funds having investment objectives similar to those of the Growth Fund.

Advisory Fees

The following shows the amounts paid to TCW by BAIA during the last fiscal year:

Advisory Fees
Growth Fund	$193,957

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Special Meeting Proxy Card

Election of Trustees.
1.	To elect three new Trustees of the Fund (Item 1 of Notice).

		For	Withhold			For	Withhold		For	Withhold
	01 - Richard C. Rantzow	☐	☐		02 - George R. Gaspari	☐	☐	03 - Edmund J. Burke	☐	☐

	Proposal to Approve a New Fund Management Agreement.								For	Against	Abstain
2.	To approve a new Fund Management Agreement between the Fund and ALPS Advisers, Inc. to become effective upon completion of the Transaction described in the Proxy Statement (Item 2 of Notice).								☐	☐	☐

Proposal to Approve New Portfolio Management Agreements.
3.

To approve new Portfolio Management Agreements for the Fund with ALPS Advisers, Inc. and each of the current Portfolio Managers listed below to become effective upon completion of the Transaction described in the Proxy Statement (Item 3 of Notice).

		For	Against	Abstain		For	Against	Abstain	For	Against	Abstain
	a - Chase Investment Counsel Corporation	☐	☐	☐	c - Pzena Investment Management, LLC	☐	☐	☐	e - TCW Investment Management Company ☐	☐	☐

	b - Matrix Asset Advisers, Inc.	☐	☐	☐	d - Schneider Capital Management Corporation	☐	☐	☐

	Proposal Regarding Shareholder Approval of Portfolio Management Agreements.								For	Against	Abstain
4.	To approve a policy to permit the Fund and ALPS Advisers, Inc. to enter into Portfolio Management Agreements in advance of Shareholder approval (Item 4 of Notice).								☐	☐	☐

Other Matters.
5.	In the discretion of the proxies named on the reverse side, to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
Please sign exactly as your name(s) appear(s) above. Corporate proxies should be signed by an authorized officer.

Date (mm/dd/yyyy)	Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box

0 1 0 6 9 0 2	3 U P X	C O Y

Proxy - Liberty All-Star Equity Fund

PROXY SOLICITED BY THE BOARD OF TRUSTEES OF LIBERTYALL-STAR EQUITY FUND

PROXY FOR 2006 SPECIAL MEETING OF SHAREHOLDERS

The undersigned, revoking previous proxies, hereby appoints James R. Bordewick, Jr., Mark T. Haley, Ryan C. Larrenaga and William R. Parmentier, Jr., or any one or more of them, attorneys and proxies, each with full power of substitution and revocation, to vote all shares of Liberty All-Star Equity Fund (the “Fund”) which the undersigned is entitled to vote at the Fund’s 2006 Special Meeting of Shareholders to be held in the America Room, 2nd Floor, 100 Federal Street, Boston, Massachusetts on November 21, 2006 at 2:00 p.m. and at any adjournments or postponements thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. The undersigned directs said proxy holders to vote as specified upon the proposals shown on the reverse side, each of which is described in the proxy statement for the Meeting, receipt of which is acknowledged by your execution of this proxy.

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ALL PROPOSALS.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE DO NOT STAPLE OR MUTILATE CARD.

Special Meeting Proxy Card

	Election of Directors.					Proposal to Approve a New Fund Management Agreement.
1.	To elect three new Directors of the Fund (Item 1 of Notice).					For	Against	Abstain

		For	Withhold		2.	To approve a new Fund Management Agreement
	01 - Richard C. Rantzow					between the Fund and ALPS Advisers, Inc. to
become effective upon completion of the
	02 - George R. Gaspari					Transaction described in the Proxy Statement
(Item 2 of Notice).
03 - Edmund J. Burke

	Proposal to Approve New Portfolio Management Agreements.					Proposal Regarding Shareholder Approval of Portfolio Management Agreements.
3.	To approve new Portfolio Management Agreements for the Fund with					For	Against	Abstain
	ALPS Advisers, Inc. and each of the current Portfolio Managers listed				4.	To approve a policy to permit the Fund and ALPS
	below to become effective upon completion of the Transaction described					Advisers, Inc. to enter into Portfolio Management
	in the Proxy Statement (Item 3 of Notice).					Agreements in advance of Shareholder approval
		For	Against	Abstain		(Item 4 of Notice).

a - TCW Investment Management Company
Other Matters.
b - M.A. Weatherbie & Co., Inc.
					5.	In the discretion of the proxies named on the reverse side to
	c - William Blair & Company, L.L.C.					transact such other business as may properly come before the
Meeting and any adjournments or postponements thereof.

Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
Please sign exactly as your name(s) appear(s) above. Corporate proxies should be signed by an authorized officer.

Date (mm/dd/yyyy)			Signature 1 - Please keep signature within the box			Signature 2 - Please keep signature within the box

	0 1 0 6 9 0 2	3 U P X				C O Y

Proxy - Liberty All-Star Growth Fund, Inc.

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF LIBERTY ALL-STAR GROWTH FUND, INC.

PROXY FOR 2006 SPECIAL MEETING OF SHAREHOLDERS

The undersigned, revoking previous proxies, hereby appoints James R. Bordewick, Jr., Mark T. Haley, Ryan C. Larrenaga and William R. Parmentier, Jr., or any one or more of them, attorneys and proxies each with full power of substitution and revocation, to vote all shares of LIberty All-Star Growth Fund, Inc. (the “Fund”) which the undersigned is entitled to vote at the Fund’s 2006 Special Meeting of Shareholders to be held in the America Room, 2nd Floor, 100 Federal Street, Boston, Massachusetts on November 21, 2006 at 2:00 p.m. and at any adjournments or postponements thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. The undersigned directs said proxy holders to vote as specified upon the proposals shown on the reverse side, each of which is described in the proxy statement for the Meeting, receipt of which is acknowledged by your execution of this proxy.

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTIONS IS INDICATED, FOR ALL PROPOSALS.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE DO NOT STAPLE OR MUTILATE CARD.